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         The Retirement Specialist


[GRAPHIC]



           INCOME FUNDS
     2000 Annual Report



                                        U.S. Government Securities Fund

                                          Federal Securites Fund

                                           Diversified Income Fund

                                            High Income Fund

                                             Tax Exempt Insured Fund



[LOGO] SunAmerica
       Mutual Funds

     SunAmerica Income Funds Annual Report

     Comments from the SunAmerica Fixed Income Investment Team

     Michael Cheah

     Paul Kunz

     William Lin

     James McGrath

     John Risner

     Brian Wiese

     Dear Shareholders:

       Five interest rate hikes dominated the U.S. bond markets during this past fiscal year. The resulting yield increase clearly hurt the fixed income markets. Despite this difficult environment, all five of the SunAmerica Income Funds outperformed their peers for the twelve months ended March 31, 2000.*

     Market Review

       During the annual period, the U.S. economy remained vibrant, and inflation remained benign. Productivity improvements helped contain wage and price pressures. The unemployment rate reached its lowest level in a generation. Housing, retail and auto sales were all at historic levels. Crude oil prices, which reached a high of $35/barrel, dropped after the OPEC agreement to $27/barrel by the end of the annual period.

       Still, the Federal Reserve Board believed that the productivity improvements could not indefinitely offset an extremely tight labor market. Inflation fears persisted. The Fed methodically raised interest rates by 0.25% three times in 1999--on June 30, August 24, and November 16--and twice in the first quarter of 2000--on February 2 and March 21.

       During the first quarter of 2000, the Treasury yield curve inverted-- an unusual market anomaly when short-term bond yields rise above long-term bond yields. For the annual period, U.S. Treasuries outperformed municipal, high yield, corporate, mortgage, and asset-backed securities. This rally was primarily triggered by three factors:

     * Past performance is no guarantee of future results.

     . Flight to Quality. The high volatility within the global equity markets, especially at the end of March benefited longer-term Treasury bonds.

     . Changes in Government Credit. The U.S. agency sector of the fixed income market, such as Fannie Maes and Freddie Macs, no longer hold an implicit government guarantee. This also heightened the preference for Treasury bonds.

     . Perceived Scarcity Value. The U.S. Treasury announced their decision during the quarter to reduce the number of auctions held and to institute a buyback program, whereby the U.S. Treasury would buy back its own 30-year issues with budget surplus monies. The result was less supply.

       Like U.S. bonds, international bond yields were generally higher primarily due to increases in interest rates by the U.S. Federal Reserve Board and the European Central Bank. Within the international sector, however, emerging market bonds as a whole performed quite well, even outperforming U.S. Treasuries.


     Market Outlook

       In the near-term, we believe the U.S. economy still has substantial momentum. Recent indicators suggest that inflation is rising. Thus, we believe that more 0.25% incremental increases in rates are forthcoming from the Federal Reserve Board over the next few months. Clearly, the degree of tightening and the timing of the Federal Reserve Board's next moves will be key to U.S. bond market performance in the months ahead. Provided the cooling in U.S. growth is modest and orderly, the rest of the world should take it in stride.

       Given this outlook, we believe the first quarter of 2000 fixed income rally may reverse over the near term, and yields may drift a bit higher. Yield spreads for the corporate, mortgage and asset-backed sectors may widen. Within the U.S. Treasury market, higher rates along with an ongoing declining supply/stronger demand trend, could lead to further inversion of the yield curve, whereby short-term Treasury yields continue to go up, but long-term Treasury yields continue to move down. These conditions should present us with attractive, but limited, opportunities to invest new cash flows at higher yields. Over the longer term, we maintain a generally positive but cautious outlook for the U.S. fixed income markets.

       With this backdrop, we are pleased to present you with a portfolio review for each of the SunAmerica Income Funds on the following pages.

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     SunAmerica U.S. Government Securities Fund

       In spite of its conservative nature relative to other U.S. government funds, SunAmerica U.S. Government Securities Fund performed well. The Fund's Class A returned 0.89% compared to 0.75% for its Lipper category for the twelve months ended March 31, 2000. (Returns do not reflect sales charges.)

       The Fund's outperformance was primarily due to duration positioning during the first half of the fiscal year and to yield curve positioning during the second half. Our duration strategy was particularly effective during the third quarter of 1999 when the Fund primarily maintained a neutral to shorter-than-benchmark duration while the Federal Reserve Board was in active tightening mode. Our yield curve strategy was particularly effective during the first quarter of 2000 when the Fund was overweighted in the longer-term end of the yield curve, which rallied due to the flight to quality and the decreased supply of long-term Treasuries.

     Portfolio Review

       Your diversified portfolio generally is structured with one-third of assets invested in premium mortgages, one-third in short-dated securities, and the remaining one-third in U.S. Treasuries. Yields on mortgages rose over the year, and as of March 31, 2000, had fully reversed the declines seen during the global crisis of 1997/98. During the second six months of the Fund's fiscal year, an increase in the general level of interest rates, a reduction in volatility, and a slowdown in prepayments benefited mortgage securities. U.S. Treasury yields increased as well for the year and Treasuries outperformed mortgages. Premium mortgages provided the Fund with high current income and reduced market price volatility.

     SunAmerica Federal Securities Fund

             SunAmerica Federal Securities Fund performed well during this challenging period. The Fund's Class A returned 2.40% compared to 1.53% for its Lipper category for the twelve months ended March 31, 2000. (Returns do not reflect sales charges.) While the Fund primarily invests in securities issued or guaranteed by the U.S. government and in mortgage-backed securities, the Fund distinguishes itself with its strategic focus on global factors and Federal Reserve Board monetary policy. These analyses are the primary basis for both our asset allocation and duration and yield curve positioning decisions.

     Portfolio Review

             The Fund benefited most during the annual period from active sector and duration positioning during the first half of the fiscal year and from active sector and yield curve positioning during the second half. The Fund invested primarily in GNMAs and strictly limited its investments in other government agency securities, such as Fannie Maes and Freddie Macs. In fact, as of March 31, 2000, the Fund was invested 70.8% in GNMAs. This strategy was particularly important during the first quarter of 2000 when there was speculation of a pull-back of the credit line from what are known as Government Sponsored Entities, i.e. the U.S. agency sector of the fixed income market including Fannie Maes and Freddie Macs. As a result these securities suffered. Explicitly guaranteed by the U.S. government and unencumbered by credit line concerns, GNMAs outperformed Fannie Maes during the first quarter. Long-term Treasuries, where the Fund was overweighted, also rallied on a flight to quality.

     SunAmerica Diversified Income Fund

             SunAmerica Diversified Income Fund significantly outperformed its category average for the annual period through March 31, 2000, according to Lipper Analytical Services. Diversified Income Class A returned 9.49% compared to 2.13% for its Lipper category for the twelve months ended March 31, 2000. (Returns do not reflect sales charges.)

     Portfolio Review

             This fiscal year demonstrated the emphasis of the Fund to spread fixed income investments among multiple sectors to provide a high level of current income consistent with moderate investment risk.

             International Bonds. Effective security selection in the emerging markets, the single best performing fixed income group during the period, primarily drove the Fund's performance. The strong gains from this sector more than offset the slight decline posted by the high yield fixed income sector.

             We gradually reduced the Fund's overweighting in emerging markets, taking profits along the way, as these markets had staged a broad recovery during the year. Within this sector, the Fund still maintained an overweighting in the Latin American region, where it benefited most from an upgrade of Mexican bonds. The Fund remained underweighted in Asia, Eastern Europe, and Russia. We reallocated the profits from our emerging market sales into intermediate U.S. Treasuries, both to protect our gains and balance our exposures.

             High yield. These bonds added incremental value to the Fund through the benefits of higher coupon income, which provided a powerful advantage in a rising interest rate environment.

             The high yield market posted negative returns for the twelve months as a whole, due primarily to supply/demand imbalances and a dramatic rise in the default rate. Still, the telecommunications sector, where the Fund is overweighted, did comparatively well based on heightened merger and acquisition activity, accelerating industry growth, and the early success of what we believe will be a broadband revolution.

             U.S. Treasuries. Finally, the Fund benefited from its duration positioning within its U.S. government allocation. Given the anticipated and then actual Federal Reserve Board interest rate hikes, we focused our U.S. government holdings on the 3 to 5 year maturity range, which is shorter than the benchmark.

             Going forward, we expect to continue the allocation strategy we began implementing during this fiscal year--that is, to evenly balance the portfolio's allocation among the three major components of the Fund. In the high yield sector, we intend to maintain our focus on the media and telecommunications sectors. In the U.S. government sector, we intend to maintain our bias toward short- to intermediate-term bonds, as we believe interest rates are still on the increase. And in the emerging market sector, we are actively considering shifting some assets from Latin American to Asian bonds.

     Winners and Losers

             While the Fund's holdings in Central European Media and Paging Network Do Brazil (in the broadcasting and paging sector) and Golden Ocean Group (in the shipping sector) were disappointments over the period, we were pleased with most of the portfolio's holdings.

             For example, United Mexican States was sold at a profit. Other strong performers included two of the Fund's largest holdings-- Mexican food retail company Bepensa and U.S. electronic test equipment company Wavetek Corp. Brazilian Brady bonds, Argentinian media investment company CEI Citicorp Holdings and cable and media company UIH Australia Pacific also contributed to the Fund's strong performance.

     SunAmerica High Income Fund

             SunAmerica High Income Fund Class A posted a return of 2.04% and outperformed the 0.06% return for its Lipper category for the twelve months ended March 31, 2000. (Returns do not reflect sales charges.)

     Portfolio Review

             The Fund benefited from strong individual security selection, avoidance of any material impact from defaulted bonds, and its effective sector allocation. We remained overweighted in the telecommunications and energy sectors and underweighted in the retailing, gaming, and healthcare sectors.

             This was a challenging period for the high yield market. The market was impacted by pricing inefficiencies inherent in supply and demand imbalances and by a default rate that continued to rise to a level of more than 5%, the highest it had been since 1991. Two high profile defaults accounted for much of this spike, namely satellite companies Iridium and ICO Global, which combined had approximately $2 billion in debt outstanding. Several issues rated BB also defaulted during the year. The Fund did not own any of these securities. To a lesser degree, the high yield market was also affected by rising interest rates.

             During the fiscal year, we reduced the total number of names in the portfolio--while staying broadly diversified--to enhance the fund's focus. The number of names in the portfolio on March 31, 2000 was 117, down from almost 150 one year prior.

             We also continued to use proprietary, bottom-up credit research and analysis to emphasize the strength of the company issuing the bond over the quality of the bond itself. For example, over the first half of the Fund's fiscal year we had actively sought to upgrade the portfolio's quality, shifting a significant portion of the portfolio from B to BB names. In December 1999, with Y2K concerns looming, the intra-market quality spread widened, and we then swapped some of our BB holdings back into B holdings at attractive yield levels. Often, we swapped within the same company, such as Nextel Communications, Chancellor Media, Broadwing (formerly IXC Communications), and Cablevision Systems. As of March 31, 2000, approximately 16% of the Fund's assets were rated in the BB range and more than 54% in the B range.

             The Fund's telecommunications holdings continued to do well, driven by heightened merger and acquisition activity, accelerating industry growth, and the early success of what we believe will be a broadband revolution. This sector further benefited from the favorable resolution of certain regulatory issues that had been pending before Congress. We continue to like this sector, although as supply temporarily outstrips demand, we will carefully monitor the competitive picture within this industry.

             Having brought the energy sector from a neutral to a modest overweighting during the earlier part of the fiscal year when oil prices were still comparatively low, this sector performed well for the Fund as oil prices rose. Even though we believe oil prices will decline to the low $20/barrel range, we still view the bonds of energy companies as representing good value.

             Within the cyclical sector, steel and paper rebounded during the second half of the fiscal year, although chemicals continued to lag. We focused on issue specific evaluation in these cyclicals. The Fund maintained its underweighting in healthcare, staying concentrated in such top-tier credits as Tenet Healthcare and Fresenius Medical Care Capital Trust, both BB credits.

             Looking ahead, our key concern is the rise in the high yield default rate. Defaults have not been a major worry for the Fund's holdings, but we must stay vigilant, keeping a close eye on each issuer's access to capital, which is clearly paramount to getting through challenging times, regardless of the industry. We do expect heightened merger and acquisition activity to enhance credit quality and, as a result, principal appreciation. While we can not point to any event that will ignite a significant rally in the near term, we believe the high yield market continues to offer an attractive risk/reward profile for the patient investor.

     Winners and Losers

             Throughout the fiscal year, many of the Fund's best performing holdings were in the cable, cellular, and telecommunications sectors. For example, U.S. electronic test equipment company Wavetek Corp. was one of the primary drivers of the Fund's outperformance. Nextel Communications, EchoStar Communications, Global Crossing, and NTL also did particularly well.

             As evidenced by the Fund's outperformance, we are pleased to report that during a challenging period in the high yield market, the Fund did not have any material losers.

     SunAmerica Tax Exempt Insured Fund

             During a challenging period for municipal securities, SunAmerica Tax Exempt Insured Fund performed well relative to its benchmark. Its management was conservative, with greater focus on insured municipal bonds relative to other municipal debt funds. The Fund's Class A returned -1.20% compared to -2.23% for its Lipper category for the twelve months ended March 31, 2000. (Returns do not reflect sales charges.)

             Municipal bond yields rose significantly during the period. Three interest rate hikes by the Federal Reserve Board in 1999 and expectations of further tightenings, the ongoing strong economy, rising oil prices, and Y2K liquidity fears imposed pressure on the fixed income market, especially during the first nine months of the fiscal year. During the first quarter of 2000, municipals rallied even though the Fed tightened interest rates twice.

             Municipal bonds were less volatile than U.S. Treasuries over the annual period. In addition, low municipal supply--down 20% from the prior year and down 32% for the first quarter of 2000 over the same period one year prior--helped the sector's performance and caused a narrowing of credit spreads. In addition, demand for municipals from the retail buyer was strong, but insurance companies and other institutions, historically large buyers of municipal bonds, decreased their allocations within this sector.

     Portfolio Review

             The Fund benefited primarily from strong sector and specific issue selection. For example, we concentrated over the period on issues from Illinois and Texas, which offered the highest yields coupled with good liquidity and attractive pricing. We took profits from some Florida securities, reduced our holdings in New York and Massachusetts, and added to our exposure in New Jersey, Michigan and Minnesota, primarily on an issue-specific basis. We continued to avoid Connecticut and California during the twelve months, as low supply resulted in high prices there. The Fund remained diversified among 27 states at the end of the annual period.

             Fund performance was positively impacted by its underweighted position in healthcare credits. We also reduced the Fund's allocation to utilities. For example, in July 1999, we sold our

           Long Island Power Authority (New York) holding, and in August we sold our Jefferson County Utilities (Alabama) position.

             We increased portfolio quality over the annual period by selling the Fund's last holding rated "Baa." As of March 31, 2000, more than 95% of the Fund's assets were in "Aaa"-rated bonds or in bonds backed by publicly held municipal insurers such as American Municipal Bond Assurance Corp., Financial Guarantee Insurance Company and Municipal Bond Investors Assurance Corp.

             Over the annual period, we kept the Fund's average duration shorter than the benchmark, based on ongoing strength in the U.S. economy and the Federal Reserve Board's bias toward raising interest rates. The average duration of the Fund at March 31, 2000 was 7.5 years.

             In the near term, we intend to shorten the Fund's average duration further, maintaining a defensive stance against more interest rate hikes by the Federal Reserve Board and a strong U.S. economy. Once the Fed finishes raising interest rates, we will then look to extend the Fund's duration.

     Winners and Losers

             Our Houston Higher Ed-Rice University and Jefferson County Utilities holdings disappointed, and we sold both. The Minneapolis & St. Paul Airport-AMT bonds the Fund bought in March 2000 performed particularly well. So, too, did the Fund's New Jersey State Transportation Trust Fund Authority holdings.

     If you would like additional information:

           [_] Call FastFacts--Call our 24 hour automated account and fund information hotline at 800-854-4760.

           [_] Visit SunAmerica on the World WIde Web. Visit our site at www.sunamericafunds.com for more up-to-date information.

                        SunAmerica Mutual Funds
                        thanks you for your continued support.

SunAmerica Money Market Fund
STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2000

                          U.S. Government     Federal     Diversified       High       Tax Exempt
                          Securities Fund Securities Fund Income Fund   Income Fund   Insured Fund
                          --------------- --------------- ------------  ------------  ------------
ASSETS:
Investment securities,
 at value (identified
 cost $171,855,376;
 $65,781,941;
 $61,470,441;
 $181,407,616 and
 $79,811,440,
 respectively)..........   $165,547,906    $ 64,725,069   $ 54,748,174  $159,921,231  $82,904,677
Short-term securities
 (identified cost
 $36,875,999;
 $24,929,934; $0;
 $2,469,450 and
 $1,500,000,
 respectively)..........     36,875,999      24,929,934            --      2,461,250    1,500,000
Repurchase agreements
 (cost equals market)...      6,946,000       2,995,000        963,000           --           --
Cash....................            396           8,995            875     2,035,333       82,074
Receivable for
 investments sold.......     25,251,298       8,093,250        271,181     6,620,742          --
Interest and dividends
 receivable.............      1,536,813         393,161      1,329,170     3,778,215    1,435,577
Receivable for shares of
 beneficial interest
 sold...................        679,004         395,766        113,581       829,364          914
Prepaid expenses........          1,846             417            488         1,122        1,414
Receivable due from
 adviser................            652           1,386          2,792         2,398        1,798
                           ------------    ------------   ------------  ------------  -----------
 Total assets...........    236,839,914     101,542,978     57,429,261   175,649,655   85,926,454
                           ------------    ------------   ------------  ------------  -----------
LIABILITIES:
Payable for investments
 purchased..............     41,544,954      33,298,271        320,625     2,702,233          --
Dividends payable.......        409,951         134,421        216,040       706,445      165,481
Payable for shares of
 beneficial interest
 redeemed...............        286,610          44,480        190,369     3,814,074      104,688
Accrued expenses........        235,676          67,351         75,648       130,324       88,857
Investment advisory and
 management fees
 payable................        124,075          28,733         31,410       110,898       36,211
Distribution and service
 maintenance fees
 payable................         82,982          32,923         31,386       110,663       34,649
Loan payable............            --              --             --      1,052,307          --
                           ------------    ------------   ------------  ------------  -----------
 Total liabilities......     42,684,248      33,606,179        865,478     8,626,944      429,886
                           ------------    ------------   ------------  ------------  -----------
 Net assets.............   $194,155,666    $ 67,936,799   $ 56,563,783  $167,022,711  $85,496,568
                           ============    ============   ============  ============  ===========
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value..................   $    233,543    $     65,148   $    147,910  $    273,371  $    69,111
Paid-in capital.........    229,561,394      69,848,578     95,463,961   227,995,861   85,292,582
                           ------------    ------------   ------------  ------------  -----------
                            229,794,937      69,913,726     95,611,871   228,269,232   85,361,693
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income......        175,836         (67,900)       (22,132)     (221,422)      69,752
Accumulated net realized
 loss on investments,
 futures, options and
 foreign currency.......    (29,507,637)       (852,155)   (32,303,689)  (39,530,514)  (3,028,114)
Net unrealized
 appreciation
 (depreciation) on
 investments............     (6,307,470)     (1,056,872)    (6,722,267)  (21,494,585)   3,093,237
                           ------------    ------------   ------------  ------------  -----------
 Net assets.............   $194,155,666    $ 67,936,799   $ 56,563,783  $167,022,711  $85,496,568
                           ============    ============   ============  ============  ===========
Class A (unlimited
 shares authorized):
 Net assets.............   $150,975,307    $ 44,155,192   $ 30,632,865  $ 63,415,033  $68,650,161
 Shares of beneficial
  interest issued and
  outstanding...........     18,160,572       4,237,999      8,017,617    10,387,165    5,549,557
 Net asset value and
  redemption price per
  share.................   $       8.31    $      10.42   $       3.82  $       6.11  $     12.37
 Maximum sales charge
  (4.75% of offering
  price)................           0.41            0.52           0.19          0.30         0.62
                           ------------    ------------   ------------  ------------  -----------
 Maximum offering price
  to public.............   $       8.72    $      10.94   $       4.01  $       6.41  $     12.99
                           ============    ============   ============  ============  ===========
Class B (unlimited
 shares authorized):
 Net assets.............   $ 42,273,241    $ 22,375,600   $ 24,476,483  $ 91,357,002  $16,269,401
 Shares of beneficial
  interest issued and
  outstanding...........      5,084,611       2,142,370      6,393,293    14,948,807    1,314,870
 Net asset value,
  offering and
  redemption price per
  share.................   $       8.31    $      10.44   $       3.83  $       6.11  $     12.37
                           ============    ============   ============  ============  ===========
Class II (unlimited
 shares authorized):
 Net assets.............   $    907,118    $  1,406,007   $  1,454,435  $ 12,250,676  $   577,006
 Shares of beneficial
  interest issued and
  outstanding...........        109,078         134,465        380,078     2,001,081       46,650
 Net asset value and
  redemption price per
  share.................   $       8.32    $      10.46   $       3.83  $       6.12  $     12.37
 Maximum sales charge
  (1.00% of offering
  price)................           0.08            0.11           0.04          0.06         0.12
                           ------------    ------------   ------------  ------------  -----------
 Maximum offering price
  to public.............   $       8.40    $      10.57   $       3.87  $       6.18  $     12.49
                           ============    ============   ============  ============  ===========

See Notes to Financial Statements

SunAmerica Income Funds
STATEMENT OF OPERATIONS -- For the year ended March 31, 2000

                            U.S. Government     Federal     Diversified      High       Tax Exempt
                            Securities Fund Securities Fund Income Fund  Income Fund   Insured Fund
                            --------------- --------------- -----------  ------------  ------------
INVESTMENT INCOME:
Income:
  Interest................   $ 15,559,536     $ 4,201,399   $ 6,881,452  $ 20,898,806  $ 5,289,874
  Dividends...............            --              --         33,563       353,337          --
                             ------------     -----------   -----------  ------------  -----------
    Total Investment
     Income...............     15,559,536       4,201,399     6,915,015    21,252,143    5,289,874
                             ------------     -----------   -----------  ------------  -----------
Expenses:
  Investment advisory and
   management fees........      1,695,635         331,379       388,921     1,371,154      464,485
  Distribution and service
   maintenance fees--Class
   A......................        521,036         140,057       104,007       230,301      258,727
  Distribution and service
   maintenance fees--Class
   B......................        769,994         246,526       297,771     1,041,826      187,292
  Distribution and service
   maintenance fees--Class
   II.....................         13,242           6,378         3,410       128,854        2,458
  Transfer agent fees and
   expenses--Class A......        398,335         107,703        82,240       174,596      203,096
  Transfer agent fees and
   expenses--Class B......        211,517          65,298        84,094       259,269       45,179
  Transfer agent fees and
   expenses--Class II.....          4,329           2,800         2,422        32,019        1,875
  Custodian fees and
   expenses...............        204,131          87,215        69,680       107,782       68,260
  Printing expense........         33,045          10,735        10,215        22,940        7,950
  Audit and tax consulting
   fees...................         28,355          27,945        28,030        28,060       28,030
  Legal fees and expenses.         27,830          11,900        11,300        21,165       13,015
  Trustees' fees and
   expenses...............         17,880           4,525         5,110        15,456        7,369
  Registration fees--Class
   A......................         17,578          12,069         8,885        11,936       13,012
  Registration fees--Class
   B......................         10,927           8,922        10,016        16,771        7,883
  Registration fees--Class
   II.....................         11,335          12,220        12,739        10,513       11,663
  Insurance expense.......          2,773             341           670           935        4,043
  Interest expense........            --              --            --         51,025          --
  Miscellaneous expenses..          3,078             597           792         1,673        1,123
                             ------------     -----------   -----------  ------------  -----------
    Total expenses before
     reimbursements and
     custody credits......      3,971,020       1,076,610     1,120,302     3,526,275    1,325,460
    Expenses reimbursed by
     investment adviser...        (11,439)        (12,638)      (14,189)      (14,981)     (12,777)
    Custody credits earned
     on cash balances.....         (3,856)         (1,290)       (2,895)       (8,147)      (1,695)
                             ------------     -----------   -----------  ------------  -----------
    Net expenses..........      3,955,725       1,062,682     1,103,218     3,503,147    1,310,988
                             ------------     -----------   -----------  ------------  -----------
Net investment income.....     11,603,811       3,138,717     5,811,797    17,748,996    3,978,886
                             ------------     -----------   -----------  ------------  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized loss on
 investments..............     (7,129,844)       (759,353)   (4,742,632)   (9,398,653)  (1,316,581)
Net realized gain on
 futures contracts........            --              --            --            --        11,048
Net change in unrealized
 appreciation/depreciation
 on investments...........     (3,381,253)       (992,360)    4,011,167    (4,992,239)  (4,212,128)
                             ------------     -----------   -----------  ------------  -----------
Net realized and
 unrealized loss on
 investments..............    (10,511,097)     (1,751,713)     (731,465)  (14,390,892)  (5,517,661)
                             ------------     -----------   -----------  ------------  -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............   $  1,092,714     $ 1,387,004   $ 5,080,332  $  3,358,104  $(1,538,775)
                             ============     ===========   ===========  ============  ===========

See Notes to Financial Statements

SunAmerica Income Funds
STATEMENT OF CHANGES IN NET ASSETS

                            U.S. Government Securities Fund   Federal Securities Fund    Diversified Income Fund
                            -------------------------------   -------------------------  -------------------------
                                                                For the    For the year    For the
                             For the year     For the year    year ended      ended      year ended   For the year
                            ended March 31,  ended March 31,   March 31,    March 31,     March 31,   ended March
                                 2000             1999           2000          1999         2000        31, 1999
                            ---------------  ---------------  -----------  ------------  -----------  ------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income....  $    11,603,811  $    14,868,327  $ 3,138,717  $ 2,674,252   $ 5,811,797  $  7,184,379
 Net realized gain (loss)
  on investments..........       (7,129,844)       4,318,917     (759,353)   1,258,473    (4,742,632)   (2,844,122)
 Net realized gain on
  futures contracts.......              --           422,416          --        17,386           --            --
 Net change in unrealized
  appreciation/depreciation
  on investments..........       (3,381,253)      (6,697,395)    (992,360)    (914,255)    4,011,167   (12,524,107)
 Net change in unrealized
  appreciation/depreciation
  on futures contracts....              --           (76,457)         --           --            --            --
                            ---------------  ---------------  -----------  -----------   -----------  ------------
Net increase (decrease) in
 net assets resulting from
 operations...............        1,092,714       12,835,808    1,387,004    3,035,856     5,080,332    (8,183,850)
                            ---------------  ---------------  -----------  -----------   -----------  ------------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)........       (7,316,206)      (5,261,257)  (1,945,620)  (1,555,972)   (3,008,723)   (2,584,052)
 From net investment
  income (Class B)........       (3,267,610)      (7,317,082)  (1,036,234)    (879,578)   (2,822,580)   (4,763,126)
 From net investment
  income (Class II).......          (55,903)             --       (26,842)         --        (31,573)          --
 From net realized gain on
  investments (Class A)...              --               --           --    (1,486,651)          --            --
 From net realized gain on
  investments (Class B)...              --               --           --    (1,023,323)          --            --
 From net realized gain on
  investments (Class II)..              --               --           --           --            --            --
                            ---------------  ---------------  -----------  -----------   -----------  ------------
Total dividends and
 distributions to
 shareholders.............      (10,639,719)     (12,578,339)  (3,008,696)  (4,945,524)   (5,862,876)   (7,347,178)
                            ---------------  ---------------  -----------  -----------   -----------  ------------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions (Note 6)....      (45,552,591)     (56,448,149)   7,688,509   13,315,452    (7,753,000)   (8,283,638)
                            ---------------  ---------------  -----------  -----------   -----------  ------------
Total increase (decrease)
 in net assets............      (55,099,596)     (56,190,680)   6,066,817   11,405,784    (8,535,544)  (23,814,666)
NET ASSETS:
 Beginning of period......      249,255,262      305,445,942   61,869,982   50,464,198    65,099,327    88,913,993
                            ---------------  ---------------  -----------  -----------   -----------  ------------
 End of period [including
  undistributed
  (distributions in excess
  of) net investment
  income for March 31,
  2000 and March 31, 1999
  of $175,836, $14,242,
  $(67,900), $(122,329),
  $(22,132) and $28,947,
  respectively]...........  $   194,155,666  $   249,255,262  $67,936,799  $61,869,982   $56,563,783  $ 65,099,327
                            ===============  ===============  ===========  ===========   ===========  ============

See Notes to Financial Statements

SUNAMERICA INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS - (continued)

                                High Income Fund         Tax Exempt Insured Fund
                            --------------------------  --------------------------
                            For the year  For the year  For the year  For the year
                               ended         ended         ended         ended
                             March 31,     March 31,     March 31,     March 31,
                                2000          1999          2000          1999
                            ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS:
Operations:
 Net investment income....  $ 17,748,996  $ 16,516,336  $  3,978,886  $  4,375,248
 Net realized gain (loss)
  on investments..........    (9,398,653)   (8,903,159)   (1,316,581)    1,631,528
 Net realized gain (loss)
  on futures contracts....           --            --         11,048       (15,097)
 Net change in unrealized
  appreciation/depreciation
  on investments..........    (4,992,239)  (16,556,387)   (4,212,128)   (1,407,777)
                            ------------  ------------  ------------  ------------
Net increase (decrease) in
 net assets resulting from
 operations...............     3,358,104    (8,943,210)   (1,538,775)    4,583,902
                            ------------  ------------  ------------  ------------
Dividends to shareholders:
 From net investment
  income (Class A)........    (6,739,003)   (5,956,938)   (3,187,067)   (3,512,446)
 From net investment
  income (Class B)........    (9,974,079)  (10,524,742)     (686,786)     (778,374)
 From net investment
  income (Class II).......    (1,250,960)     (480,913)       (9,128)          --
                            ------------  ------------  ------------  ------------
Total dividends to
shareholders..............   (17,964,042)  (16,962,593)   (3,882,981)   (4,290,820)
                            ------------  ------------  ------------  ------------
Net increase (decrease) in
 net assets resulting from
 capital share
 transactions (Note 6)....   (22,610,967)   47,595,068   (11,448,210)   (9,323,157)
                            ------------  ------------  ------------  ------------
Total increase (decrease)
 in net assets............   (37,216,905)   21,689,265   (16,869,966)   (9,030,075)
NET ASSETS:
 Beginning of period......   204,239,616   182,550,351   102,366,534   111,396,609
                            ------------  ------------  ------------  ------------
 End of period [including
  undistributed
  (distributions in excess
  of) net investment
  income for March 31,
  2000 and March 31, 1999
  of $(221,422), $(6,376),
  $69,752 and $(26,179),
  respectively]...........  $167,022,711  $204,239,616  $ 85,496,568  $102,366,534
                            ============  ============  ============  ============

See Notes to Financial Statements

SUNAMERICA INCOME FUND
FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                            Class A
                                                            -------
3/31/96.........   $8.23     $0.62        $ 0.16       $0.78      $(0.51)  $8.50
3/31/97.........    8.50      0.59         (0.26)       0.33       (0.48)   8.35
3/31/98.........    8.35      0.58          0.21        0.79       (0.48)   8.66
3/31/99.........    8.66      0.49         (0.07)       0.42       (0.43)   8.65
3/31/00.........    8.65      0.44         (0.37)       0.07       (0.41)   8.31
                                                            Class B
                                                            -------
3/31/96.........   $8.24     $0.55        $ 0.17       $0.72      $(0.45)  $8.51
3/31/97.........    8.51      0.54         (0.26)       0.28       (0.43)   8.36
3/31/98.........    8.36      0.52          0.20        0.72       (0.42)   8.66
3/31/99.........    8.66      0.45         (0.09)       0.36       (0.37)   8.65
3/31/00.........    8.65      0.40         (0.38)       0.02       (0.36)   8.31
                                                           Class II
                                                           --------
6/01/99-
 3/31/00(3).....   $8.49     $0.31        $(0.20)      $0.11      $(0.28)  $8.32
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
                                    Ratio of
                             Net    expenses      Ratio of net
                            Assets     to          investment
                            end of  average        income to
                   Total    period    net         average net     Portfolio
  Period Ended   Return(2) (000's)   assets          assets       Turnover
---------------- --------- -------- ------------- --------------- ---------
3/31/96.........   9.62%   $125,504   1.44%(5)        7.11%(5)       142%
3/31/97.........   3.98     113,171   1.54  (5)       7.01  (5)      148
3/31/98.........   9.62      97,496   1.63            6.73           229
3/31/99.........   4.91     135,734   1.50            5.72           291
3/31/00.........   0.89     150,975   1.51            5.33           717
3/31/96.........   8.87%   $428,772   2.13%           6.46%          142%
3/31/97.........   3.31     289,040   2.18            6.36           148
3/31/98.........   8.80     207,950   2.26            6.11           229
3/31/99.........   4.25     113,521   2.15            5.10           291
3/31/00.........   0.23      42,273   2.18            4.69           717
6/01/99-
 3/31/00(3).....   1.30%   $    907   2.20%(4)(5)     4.50%(4)(5)    717%

--------------------------------------------------------------------------------

FEDERAL SECURITIES FUND
-----------------------
                                        Net  gain
                                        (loss)  on                         Distri-
                 Net Asset             investments              Dividends  butions
                  Value,      Net     (both realized Total from  from net    from
                 beginning investment      and       investment investment capital
  Period Ended   of period income(1)   unrealized)   operations   income    gains
---------------- --------- ---------- -------------- ---------- ---------- --------
                                                                           Class A
                                                                           -------
3/31/96.........  $ 9.98     $0.68        $ 0.40       $1.08      $(0.63)  $     --
3/31/97.........   10.43      0.65         (0.10)       0.55       (0.59)        --
3/31/98.........   10.39      0.62          0.63        1.25       (0.59)     (0.02)
3/31/99.........   11.03      0.57          0.11        0.68       (0.53)     (0.50)
3/31/00.........   10.68      0.53         (0.29)       0.24       (0.50)        --
                                                                           Class B
                                                                           -------
3/31/96.........  $10.01     $0.56        $ 0.44       $1.00      $(0.56)  $     --
3/31/97.........   10.45      0.57         (0.08)       0.49       (0.52)        --
3/31/98.........   10.42      0.55          0.63        1.18       (0.52)     (0.02)
3/31/99.........   11.06      0.50          0.12        0.62       (0.46)     (0.50)
3/31/00.........   10.72      0.46         (0.30)       0.16       (0.44)        --
                                                                           Class II
                                                                           --------
6/01/99-
3/31/00(3)......  $10.52     $0.37        $(0.09)      $0.28      $(0.34)  $     --
FEDERAL SECURITIES FUND
-----------------------
                                                   Ratio of
                           Net               Net   expenses      Ratio of net
                          Asset            Assets     to          investment
                  Total   Value,           end of  average        income to
                 distri-  end of   Total   period    net         average net     Portfolio
  Period Ended   butions  period Return(2) (000's)  assets          assets       Turnover
---------------- -------- ------ --------- ------- ------------- --------------- ---------
3/31/96......... $(0.63)  $10.43   10.94%  $40,278   1.37%           6.12%          311%
3/31/97.........  (0.59)   10.39    5.40    30,509   1.41            6.11           426
3/31/98.........  (0.61)   11.03   12.29    31,628   1.47            5.75           529
3/31/99.........  (1.03)   10.68    6.21    35,809   1.41            5.19           456
3/31/00.........  (0.50)   10.42    2.40    44,155   1.37            5.06           910
3/31/96......... $(0.56)  $10.45   10.13%  $26,165   2.01%           5.64%          311%
3/31/97.........  (0.52)   10.42    4.82    18,929   2.07            5.46           426
3/31/98.........  (0.54)   11.06   11.54    18,837   2.13            5.09           529
3/31/99.........  (0.96)   10.72    5.63    26,061   2.07            4.53           456
3/31/00.........  (0.44)   10.44    1.55    22,376   2.03            4.41           910
6/01/99-
3/31/00(3)...... $(0.34)  $10.46    2.72%  $ 1,406   2.10%(4)(5)     4.34%(4)(5)    910%

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                          3/31/96 3/31/97 3/31/00
                                          ------- ------- -------
   U.S. Government Securities Fund Class
    A                                      .04%     .01%      --
   U.S. Government Securities Fund Class
    II                                      --        --     0.86%
   Federal Securities Fund Class II         --        --     1.98%

See Notes to Financial Statements

SUNAMERICA INCOME FUND
FINANCIAL HIGHLIGHTS -- (continued)

DIVERSIFIED INCOME FUND
-----------------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                               Class A
                                                               -------
3/31/96.........   $4.14     $0.39        $ 0.16       $ 0.55     $(0.40)  $4.29
3/31/97.........    4.29      0.37          0.10         0.47      (0.37)   4.39
3/31/98.........    4.39      0.40          0.27         0.67      (0.38)   4.68
3/31/99.........    4.68      0.40         (0.80)       (0.40)     (0.42)   3.86
3/31/00.........    3.86      0.38         (0.04)        0.34      (0.38)   3.82
                                                               Class B
                                                               -------
3/31/96.........   $4.15     $0.36        $ 0.17       $ 0.53     $(0.38)  $4.30
3/31/97.........    4.30      0.35          0.10         0.45      (0.35)   4.40
3/31/98.........    4.40      0.38          0.26         0.64      (0.35)   4.69
3/31/99.........    4.69      0.39         (0.82)       (0.43)     (0.39)   3.87
3/31/00.........    3.87      0.36         (0.04)        0.32      (0.36)   3.83
                                                               Class II
                                                               --------
6/01/99-
 3/31/00(3).....   $3.83     $0.25        $ 0.03       $ 0.28     $(0.28)  $3.83
DIVERSIFIED INCOME FUND
-----------------------
                                    Ratio of
                             Net    expenses      Ratio of net
                            Assets     to          investment
                            end of  average        income to
                   Total    period    net         average net      Portfolio
  Period Ended   Return(2) (000's)   assets          assets        Turnover
---------------- --------- -------- ------------- ---------------- ---------
3/31/96.........   13.78%  $ 16,762   1.46%           8.96%           166%
3/31/97.........   11.43     22,601   1.42            8.68            131
3/31/98.........   15.84     25,517   1.45            8.83            157
3/31/99.........   (8.75)    28,470   1.46            9.84             49
3/31/00.........    9.49     30,633   1.51            9.99             62
3/31/96.........   13.09%  $110,949   2.06%           8.42%           166%
3/31/97.........   10.73     78,081   2.04            8.05            131
3/31/98.........   15.11     63,397   2.06            8.14            157
3/31/99.........   (9.28)    36,629   2.09            9.22             49
3/31/00.........    8.79     24,476   2.17            9.45             62
6/01/99-
 3/31/00(3).....    7.77%  $  1,454   2.15%(4)(5)     9.06%(4)(5)      62%

--------------------------------------------------------------------------------
HIGH INCOME FUND
----------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                               Class A
                                                               -------
3/31/96.........   $6.95     $0.67        $ 0.02       $ 0.69     $(0.69)  $6.95
3/31/97.........    6.95      0.65          0.12         0.77      (0.66)   7.06
3/31/98.........    7.06      0.68          0.68         1.36      (0.64)   7.78
3/31/99.........    7.78      0.66         (1.12)       (0.46)     (0.69)   6.63
3/31/00.........    6.63      0.64         (0.51)        0.13      (0.65)   6.11
                                                               Class B
                                                               -------
3/31/96.........   $6.96     $0.62        $ 0.03       $ 0.65     $(0.65)  $6.96
3/31/97.........    6.96      0.61          0.12         0.73      (0.62)   7.07
3/31/98.........    7.07      0.63          0.69         1.32      (0.60)   7.79
3/31/99.........    7.79      0.62         (1.13)       (0.51)     (0.64)   6.64
3/31/00.........    6.64      0.61         (0.53)        0.08      (0.61)   6.11
                                                               Class II
                                                               --------
2/02/98-
 3/31/98(3).....   $7.70     $0.10        $ 0.07       $ 0.17     $(0.08)  $7.79
3/31/99.........    7.79      0.59         (1.09)       (0.50)     (0.64)   6.65
3/31/00.........    6.65      0.60         (0.52)        0.08      (0.61)   6.12
HIGH INCOME FUND
----------------
                                    Ratio of
                             Net    expenses      Ratio of net
                            Assets     to          investment
                            end of  average        income to
                   Total    period    net         average net      Portfolio
  Period Ended   Return(2) (000's)   assets          assets        Turnover
---------------- --------- -------- ------------- ---------------- ---------
3/31/96.........   10.43%  $ 35,963   1.53%           9.36%           183%
3/31/97.........   11.46     41,139   1.50            9.10            164
3/31/98.........   20.07     56,442   1.52            9.13            236
3/31/99.........   (6.07)    69,913   1.51            9.48            120
3/31/00.........    2.04     63,415   1.52           10.10            124
3/31/96.........    9.83%  $ 91,800   2.06%(5)        8.85%(5)        183%
3/31/97.........   10.78     98,383   2.11  (5)       8.49  (5)       164
3/31/98.........   19.31    124,962   2.13            8.51            236
3/31/99.........   (6.62)   124,211   2.13            8.84            120
3/31/00.........    1.25     91,357   2.15            9.48            124
2/02/98-
 3/31/98(3).....    2.18%  $  1,146   2.10%(4)(5)     9.78%(4)(5)     236%
3/31/99.........   (6.47)    10,116   2.10  (5)       8.92  (5)       120
3/31/00.........    1.28     12,251   2.10  (5)       9.51  (5)       124

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                     3/31/96 3/31/97 3/31/98 3/31/99 3/31/00
                                     ------- ------- ------- ------- -------
   Diversified Income Fund Class II     --      --      --      --    4.16%
   High Income Fund
    Class B                            .08%    .01%     --      --      --
   High Income Fund
    Class II                            --      --    5.37%   0.48%   0.12%

See Notes to Financial Statements

SUNAMERICA INCOME FUND
FINANCIAL HIGHLIGHTS -- (continued)

TAX EXEMPT INSURED FUND
-----------------------
                                         Net gain
                                        (loss) on                           Net
                 Net Asset             investments              Dividends  Asset
                  Value,      Net     (both realized Total from  from net  Value,
                 beginning investment      and       investment investment end of
  Period Ended   of period income(1)   unrealized)   operations   income   period
---------------- --------- ---------- -------------- ---------- ---------- ------
                                                               Class A
                                                               -------
3/31/96.........  $12.13     $0.59        $ 0.29       $ 0.88     $(0.59)  $12.42
3/31/97.........   12.42      0.59         (0.07)        0.52      (0.59)   12.35
3/31/98.........   12.35      0.58          0.67         1.25      (0.57)   13.03
3/31/99.........   13.03      0.56          0.02         0.58      (0.54)   13.07
3/31/00.........   13.07      0.55         (0.71)       (0.16)     (0.54)   12.37
                                                               Class B
                                                               -------
3/31/96.........  $12.14     $0.50        $ 0.29       $ 0.79     $(0.51)  $12.42
3/31/97.........   12.42      0.52         (0.08)        0.44      (0.51)   12.35
3/31/98.........   12.35      0.49          0.68         1.17      (0.48)   13.04
3/31/99.........   13.04      0.47          0.02         0.49      (0.46)   13.07
3/31/00.........   13.07      0.47         (0.71)       (0.24)     (0.46)   12.37
                                                               Class II
                                                               --------
6/01/99-
 3/31/00(3).....  $12.83     $0.37        $(0.47)      $(0.10)    $(0.36)  $12.37
TAX EXEMPT INSURED FUND
-----------------------
                                    Ratio of
                             Net    expenses      Ratio of net
                            Assets     to          investment
                            end of  average        income to
                   Total    period    net         average net     Portfolio
  Period Ended   Return(2) (000's)   assets          assets       Turnover
---------------- --------- -------- ------------- --------------- ---------
3/31/96.........    7.37%  $121,957   1.22%           4.72%           46%
3/31/97.........    4.24     98,376   1.24            4.77            51
3/31/98.........   10.28     88,519   1.24            4.52            48
3/31/99.........    4.55     80,716   1.24            4.23            34
3/31/00.........   (1.20)    68,650   1.28            4.41            33
3/31/96.........    6.58%  $ 29,315   1.90%           4.03%           46%
3/31/97.........    3.57     25,053   1.88            4.13            51
3/31/98.........    9.65     22,878   1.90            3.86            48
3/31/99.........    3.78     21,651   1.91            3.57            34
3/31/00.........   (1.83)    16,269   1.92            3.77            33
6/01/99-
 3/31/00(3).....  (0.76)%  $    577   1.95%(4)(5)     3.82%(4)(5)     33%

----------
(1)Calculated based upon average shares outstanding
(2)Total return is not annualized and does not reflect sales load
(3)Commencement of sale of respective class of shares
(4)Annualized
(5)Net of the following expense reimbursements (based on average net assets):

                                     3/31/00
                                     -------
   Tax Exempt Insured Fund Class II   5.20%



See Notes to Financial Statements

SunAmerica U.S. Government Securities Fund
PORTFOLIO OF INVESTMENTS - March 31, 2000

                                                        Principal
                                                          Amount        Value
                Security Description                  (in thousands)  (Note 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.--14.2%
 6.00% due 11/01/13.................................      $7,725     $ 7,278,751
 7.50% due 6/01/25..................................         322         316,683
 9.50% due 4/01/20..................................         877         923,181
 10.00% due 1/01/17 - 8/01/21.......................       7,775       8,290,518
 12.50% due 1/01/16.................................       7,292       7,995,168
 13.50% due 2/01/19.................................       2,503       2,813,444
                                                                     -----------
Total Federal Home Loan Mortgage Corp.
  (cost $28,891,173)................................                  27,617,745
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 18.8%
 6.00% due 10/01/28 - 12/01/28......................      25,472      23,195,267
 6.50% due 7/01/13..................................       7,355       6,972,480
 7.50% due 7/01/26..................................       2,391       2,362,578
 8.00% due 12/01/22 - 1/01/23.......................       3,932       3,942,924
                                                                     -----------
Total Federal National Mortgage Association
  (cost $39,064,251)................................                  36,473,249
                                                                     -----------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION--16.7%
 7.00% due 7/15/23 - 9/15/25........................       6,194       6,026,500
 7.50% due 4/15/17 - 10/15/23.......................      10,042      10,045,015
 8.00% due TBA(1)...................................       3,000       3,034,230
 8.50% due TBA(1)...................................      13,000      13,339,170
                                                                     -----------
Total Government National
 Mortgage Association
  (cost $32,939,525)................................                  32,444,915
                                                                     -----------
U.S. GOVERNMENT AGENCIES--17.2%
 Federal Farm Credit Bank
  5.58% due 9/11/03.................................      20,000      19,109,400
 Private Export Funding Corp.
  5.87% due 7/31/08.................................      10,000       9,129,700
 Small Business Administration
  6.30% due 6/01/18.................................       5,543       5,140,107
                                                                     -----------
Total U.S. Government Agencies  (cost $36,023,396)..                  33,379,207
                                                                     -----------
U.S. TREASURY BONDS--5.2%
 6.13% due 8/15/29
  (cost $9,759,375).................................      10,000      10,192,200
                                                                     -----------
U.S. TREASURY NOTES--13.1%
 5.88% due 11/15/04.................................       1,000         981,870
 6.00% due 8/15/09..................................       8,000       7,898,720
 6.50% due 2/15/10..................................      16,000      16,560,000
                                                                     -----------
Total U.S. Treasury Notes
  (cost $25,177,656)................................                  25,440,590
                                                                     -----------
Total Investment Securities--85.2%
 (cost $171,855,376)................................                 165,547,906
                                                                     -----------

                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)

-------------------------------------------------------------------------------
SHORT-TERM SECURITIES--19.0%
 Federal National Mortgage Association Discount
  Notes 5.90% due 4/24/00.........................    $21,000     $ 20,920,841
 Federal Home Loan Mortgage Discount Notes
  5.94% due 4/18/00(2)............................     16,000       15,955,158
                                                                  ------------
Total Short-Term Securities
  (cost $36,875,999)..............................                  36,875,999
                                                                  ------------
REPURCHASE AGREEMENT--3.6%
 State Street Bank & Trust Co. Joint Repurchase
  Agreement Account (Note 2)(2)
  (cost $6,946,000)...............................      6,946        6,946,000
                                                                  ------------
TOTAL INVESTMENTS--
  (cost $215,677,375*)............................      107.8%     209,369,905
Liabilities in excess of other assets.............       (7.8)     (15,214,239)
                                                      -------     ------------
NET ASSETS--                                            100.0%    $194,155,666
                                                      =======     ============

------
*   See Note 5
TBA Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
(1) TBA mortgage-backed dollar rolls
(2) The security or a portion thereof represents collateral for the open TBA mortgage-backed dollar rolls.

See Notes to Financial Statements

SunAmerica U.S. Government Securities Fund
PORTFOLIO OF INVESTMENTS - March 31, 2000 - (continued)

                                                         Principal
                                                          Amount        Value
                Security Description                  (in thousands).  (Note 2)

--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.--2.6%
 7.50% due 5/01/24 - 6/01/25........................      $  710      $  701,139
 10.00% due 1/01/17.................................       1,019       1,082,941
 12.50% due 9/30/13(1)..............................           6           6,456
                                                                      ----------
Total Federal Home Loan Mortgage Corp.
  (cost $1,828,360).................................                   1,790,536
                                                                      ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--1.8%
 7.00% due 9/01/10 (cost $1,247,423)................       1,221       1,200,665
                                                                      ----------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION--70.8%
 6.00% due 12/15/28.................................       4,483       4,102,971
 6.50% due 12/15/28 - 1/15/29.......................       6,327       5,968,441
 7.00% due 3/15/23 - 9/15/25........................       4,164       4,052,061
 8.00% due 11/15/26.................................       4,354       4,407,933
 8.00% due TBA(2)...................................      25,000      25,267,730
 8.50% due 3/15/17 - 9/15/24........................       3,149       3,236,080
 9.00% due 7/15/16 - 10/15/16.......................         996       1,036,063
                                                                      ----------
Total Government National
 Mortgage Association
 (cost $48,630,735).................................                  48,071,279
                                                                      ----------
U.S. GOVERNMENT AGENCIES--9.5%
 Federal Farm Credit Bank
 5.58% due 9/11/03..................................       5,000       4,777,350
 Small Business Administration
 6.30% due 6/01/18..................................       1,848       1,713,369
                                                                      ----------
Total U.S. Government Agencies
 (cost $6,967,766)..................................                   6,490,719
                                                                      ----------
U.S. TREASURY BONDS--1.6%
 6.25% due 5/15/30
  (cost $1,035,469).................................       1,000       1,057,190
                                                                      ----------
U.S. TREASURY NOTES--9.0%
 6.00% due 8/15/09..................................       2,000       1,974,680
 6.50% due 2/15/10..................................       4,000       4,140,000
                                                                      ----------
Total U.S. Treasury Notes
 (cost $6,072,188)..................................                   6,114,680
                                                                      ----------
Total Investment Securities--95.3%
 (cost $65,781,941).................................                  64,725,069
                                                                      ----------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES--36.7%
 Federal Home Loan Mortgage Discount Notes
  5.94% due 4/18/00(3)
  (cost $24,929,934)..............................     $25,000     $ 24,929,934
                                                                   ------------
REPURCHASE AGREEMENT--4.4%
 State Street Bank & Trust Co.
  Joint Repurchase Agreement Account (Note 2)(3)
  (cost $2,995,000)...............................       2,995        2,995,000
                                                                   ------------
TOTAL INVESTMENTS--
 (cost $93,706,875*)..............................       136.4%      92,650,003
Liabilities in excess of other assets.............       (36.4)     (24,713,204)
                                                       -------     ------------
NET ASSETS--                                             100.0%    $ 67,936,799
                                                       =======     ============

------
*   See Note 5
TBA Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
(1) Fair valued security; see Note 2
(2) TBA mortgage-backed dollar rolls
(3) The security or a portion thereof represents collateral for the open TBA mortgage-backed dollar rolls.

See Notes to Financial Statements

SunAmerica Diversified Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 2000

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--37.4%
Broadcasting--5.2%
 Big City Radio, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/05(1)........................     $  1,050    $    653,625
 Chancellor Media Corp.
 Sr. Notes
 8.00% due 11/01/08................................        1,000         985,000
 Chancellor Media Corp.
 Sr. Subordinated Notes, Series B
 8.13% due 12/15/07................................          500         492,500
 Radio One, Inc.
 Sr. Subordinated Notes, Series B
 7.00% due 5/15/04(6)..............................          750         798,750
                                                                    ------------
                                                                       2,929,875
                                                                    ------------
Cable--8.8%
 Adelphia Communications Corp.
 Sr. Notes, Series B
 8.13% due 7/15/03.................................        1,050       1,005,375
 Comcast UK Cable Partners Ltd.
 Sr. Disc. Notes
 zero coupon due 11/15/07(1).......................          500         475,000
 Diamond Holdings PLC
 Sr. Notes
 9.13% due 2/01/08.................................        1,000         957,500
 Echostar DBS Corp.
 Sr. Notes
 9.25% due 2/01/06.................................          950         921,500
 UIH Australia Pacific, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 5/15/06(1)........................        1,000         930,000
 United International Holdings, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 2/15/08(1)........................        1,000         675,000
                                                                    ------------
                                                                       4,964,375
                                                                    ------------
Cellular--2.4%
 International Wireless Communications
 Sr. Secured Disc. Notes
 zero coupon due 8/15/01(5)........................        1,750         113,750
 McCaw International Ltd.
 Sr. Disc. Notes
 zero coupon due 4/15/07(1)........................          500         360,000

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Cellular (continued)
 PTC International Finance II SA
 Sr. Subordinated Guaranteed Notes
 11.25% due 12/01/09(3)............................     $    500    $    507,989
 Spectrasite Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/10(1)(3).....................          750         369,375
                                                                    ------------
                                                                       1,351,114
                                                                    ------------

Consumer Goods--1.2%
 Polymer Group, Inc.
 Sr. Subordinated Notes, Series B
 9.00% due 7/01/07.................................          750         660,000
                                                                    ------------
Energy Services--0.5%
 Gulfmark Offshore, Inc.
 Sr. Notes
 8.75% due 6/01/08.................................          300         272,250
                                                                    ------------
Health Services--2.5%
 Fresenius Medical Care Capital Trust I
 Sr. Notes
 9.00% due 12/01/06................................          500         475,000
 Tenet Healthcare Corp.
 Sr. Notes
 8.00% due 1/15/05.................................        1,000         942,500
                                                                    ------------
                                                                       1,417,500
                                                                    ------------
Manufacturing--1.9%
 Wavetek Corp.
 Sr. Subordinated Notes
 10.13% due 6/15/07................................        1,000       1,092,500
                                                                    ------------
Media--1.5%
 Orion Network Systems
 Sr. Disc. Notes
 zero coupon due 1/15/07(1)(4).....................        1,000         478,750
 Park-N-View, Inc.
 Sr. Notes, Series B
 13.00% due 5/15/08................................          625         404,687
                                                                    ------------
                                                                         883,437
                                                                    ------------
Metals & Mining--1.4%
 Acme Metals, Inc.
 Sr. Notes
 12.50% due 8/01/02 (5)............................        1,000         792,500
                                                                    ------------

SunAmerica Diversifvied Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 2000 -- (continued)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Telecommunications--12.0%
 Frontier Corp.
 Notes
 7.25% due 5/15/04.................................     $  1,000    $    962,850
 ICG Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/07(1)........................        1,000         710,000
 Impsat Fiber Networks Corp.
 Sr. Notes
 12.38% due 6/15/08                                        1,000         890,000
 MGC Communications, Inc.
 Sr. Notes
 13.00% due 4/01/10(3).............................        1,000         957,500
 Netia Holdings II BV
 Guaranteed Sr. Notes, Series B
 13.13% due 6/15/09................................        1,000       1,020,000
 Orbcomm Global LP/Capital
 Sr. Notes, Series B
 14.00% due 8/15/04................................          750         676,875
 PSINet, Inc.
 Sr. Notes
 11.50% due 11/01/08...............................        1,000         995,000
 Transtel Pass Through Trust
 Trust Certificate
 12.50% due 11/01/07...............................        1,000         602,500
                                                                    ------------
                                                                       6,814,725
                                                                    ------------

Total Corporate Bonds & Notes
 (cost $24,507,965)................................                   21,178,276
                                                                    ------------

FOREIGN BONDS & NOTES--32.9%
Broadcasting--2.0%
 Central European Media Enterprises Ltd.
 Sr. Notes
 9.38% due 8/15/04.................................          750         305,625
 RBS Participacoes SA
 Guaranteed Notes
 11.00% due 4/01/07 (3)............................        1,000         855,000
                                                                    ------------
                                                                       1,160,625
                                                                    ------------

Cable--1.9%
 Australis Holdings Property Ltd.
 Sr. Disc. Notes
 zero coupon due 11/01/02 (1)(2)(5)................          500          10,000
 Multicanal Participacoes SA
 Guaranteed Sr. Notes, Series B
 12.63% due 6/18/04................................        1,000       1,040,000
                                                                    ------------
                                                                       1,050,000
                                                                    ------------



                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Cellular--3.0%
 Celcaribe SA
 Sr. Notes
 14.50% due 3/15/04(3).............................     $    500    $    424,375
 Occidente Y Caribe Celular SA
 Sr. Disc. Notes, Series B
 zero coupon due 3/15/04(1)........................        2,000       1,290,000
                                                                    ------------
                                                                       1,714,375
                                                                    ------------

Energy Services--2.2%
 Statia Terminals International NV
 Mortgage Notes, Series B
 11.75% due 11/15/03...............................        1,250       1,237,500
                                                                    ------------

Finance--2.6%
 Cei Citicorp Holdings SA
 Sr. Notes, Series B
 9.75% due 2/14/07.................................        1,500       1,451,250
                                                                    ------------

Food Retail--3.3%
 Bepensa SA
 Sr. Notes
 9.75% due 9/30/04(3)..............................        2,000       1,870,000
                                                                    ------------

Forest Products--1.5%
 APP International Finance Co. BV
 Guaranteed Notes
 11.75% due 10/01/05...............................        1,000         867,500
                                                                    ------------
Government Agency--6.4%
 Federal Republic of Brazil
 Capitalization Bonds
 5.00% due 4/15/14(7)..............................        2,426       1,810,716
 Republic of Argentina
 Unsubordinated Notes
 11.38% due 1/30/17................................        1,000         972,500
 Republic of Brazil
 Bonds
 10.13% due 5/15/27................................        1,000         816,250
                                                                    ------------
                                                                       3,599,466
                                                                    ------------

Packaging--1.7%
 Vicap SA
 Guaranteed Sr. Notes
 11.38% due 5/15/07................................        1,000         977,500
                                                                    ------------


SunAmerica Diversified Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 2000 -- (continued)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
FOREIGN BONDS & NOTES (continued)
Paging--0.3%
 Paging Network Do Brasil SA
 Sr. Notes
 13.50% due 6/06/05................................     $  1,000    $    152,500
                                                                    ------------

Shipping--0.2%
 Golden Ocean Group Ltd.
 Sr. Notes
 10.00% due 8/31/01(4)(5)..........................          750          90,000
                                                                    ------------

Telecommunications--5.3%
 Call-Net Enterprises, Inc.
 Sr. Notes
 8.00% due 8/15/08.................................          750         545,625
 Globo Communicacoes E Participacoes SA
 Guaranteed Notes
 10.63% due 12/05/08(3)............................        1,000         875,000
 Telecom Argentina
 Notes
 12.00% due 11/15/02...............................        1,500       1,608,750
                                                                    ------------
                                                                       3,029,375
                                                                    ------------
Utilities--2.5%
 Monterrey Power SA
 Sr. Secured Notes
 9.63% due 11/15/09(3).............................        1,500       1,421,250
                                                                    ------------

Total Foreign Bonds & Notes
 (cost $21,882,471)................................                   18,621,341
                                                                    ------------

U.S. GOVERNMENT AND AGENCIES--21.6%
U.S. Government Agencies--3.4%
 Federal National Mortgage Association
 6.63% due 9/15/09.................................        2,000       1,923,440
                                                                    ------------
U.S Treasury Bonds--0.9%
 6.13% due 11/15/27................................          500         504,920
                                                                    ------------
U.S. Treasury Notes--17.3%
 4.75% due 2/15/04.................................        2,500       2,363,675
 5.88% due 11/15/04................................        4,500       4,418,415
 6.00% due 8/15/09.................................        2,000       1,974,680
 6.50% due 3/31/02.................................        1,000       1,000,000
                                                                    ------------
                                                                       9,756,770
                                                                    ------------
Total U.S. Government and Agencies
 (cost $12,401,733)................................                   12,185,130
                                                                    ------------


                                                         Shares/     Value
                  Security Description                   Warrants   (Note 2)

PREFERRED STOCK--4.8%
Cable--1.6%
 CSC Holdings, Inc. 11.13%(8)..........................     8,069 $    865,438
                                                                  ------------

Cellular--1.3%
 Nextel Communications, Inc. 11.13%(8).................       751      737,858
                                                                  ------------

Telecommunications--1.9%
 Global Crossings Ltd. 7.00%(3)........................     1,250      303,437
 IXC Communications, Inc., Series B 12.50%.............       750      780,000
                                                                  ------------
                                                                     1,083,437
                                                                  ------------
Total Preferred Stock
 (cost $2,677,009).....................................              2,686,733
                                                                  ------------

COMMON STOCK--0.0%
Paging--0.0%
 Paging Do Brazil Holdings Co. LLC, Class B+(2)(3)
  (cost $10)...........................................     1,000           10
                                                                  ------------

WARRANTS--0.1%+
Cable--0.1%
 Knology Holdings, Inc.(3).............................     1,500        3,000
 UIH Australia Pacific, Inc.(2)........................     1,000       60,000
                                                                  ------------
                                                                        63,000
                                                                  ------------

Cellular--0.0%
 International Wireless Communications(2)(3)...........     1,750            0
 Occidente Y Caribe Celular SA (2)(3)..................     8,000           80
                                                                  ------------
                                                                            80
                                                                  ------------

Media--0.0%
 Park-N-View, Inc.(2)..................................       625       13,594
                                                                  ------------

Shipping--0.0%
 Golden Ocean Group Ltd. ..............................     1,000           10
                                                                  ------------
Total Warrants
 (cost $1,253).........................................                 76,684
                                                                  ------------
Total Investment Securities--96.8%
 (cost $61,470,441)....................................             54,748,174
                                                                  ------------

SunAmerica Diversified Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 1999 -- (continued)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

---------------------------------------------------
REPURCHASE AGREEMENT--1.7%
 State Street Bank & Trust Co. Joint Repurchase
  Agreement Account (Note 2)
 (cost $963,000)...................................     $    963    $    963,000
                                                                    ------------

TOTAL INVESTMENTS--
 (cost $62,433,441*)...............................         98.5%     55,711,174
Other assets less liabilities......................          1.5         852,609
                                                        --------    ------------
NET ASSETS--                                               100.0%   $ 56,563,783
                                                        ========    ============

------

*   See Note 5
+   Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Fair valued security; see Note 2
(3) Resale restricted to qualified institutional buyers
(4) Bond issued as part of a unit which includes an equity component
(5) Bond in default
(6) Variable rate security; rate as of March 31, 2000
(7) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security
(8) PIK ("Payment-in-kind") payment made with additional shares in lieu of cash
(9) Allocation of investment by country as a percentage of net assets as of March 31, 2000:


 United States...........................................................  65.0%
 Brazil..................................................................   9.8%
 Mexico..................................................................   7.6%
 Argentina...............................................................   7.1%
 Colombia................................................................   3.0%
 Netherlands.............................................................   2.2%
 Singapore...............................................................   1.5%
 Bermuda.................................................................   1.1%
 Canada..................................................................   1.0%
 Liberia.................................................................   0.2%
                                                                           -----
                                                                           98.5%
                                                                           =====

See Notes to Financial Statements

SunAmerica High Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 2000

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--82.1%
Broadcasting--3.8%
 Big City Radio, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/05(1)........................   $     3,500   $  2,178,750
 CD Radio, Inc.
 Sr. Disc. Notes
 zero coupon due 12/01/07(1)(2)....................         1,000        550,000
 Chancellor Media Corp.
 Sr. Notes
 8.00% due 11/01/08................................         1,000        985,000
 Radio One, Inc.
 Sr. Subordinated Notes, Series B
 7.00% due 5/15/04(3)..............................         1,000      1,065,000
 Shop At Home, Inc.
 Sr. Secured Notes
 11.00% due 4/01/05................................         1,500      1,503,750
                                                                    ------------
                                                                       6,282,500
                                                                    ------------

Building Materials--0.9%
 Ainsworth Lumber Ltd.
 Sr. Secured Notes
 12.50% due 7/15/07(4).............................         1,500      1,590,000
                                                                    ------------

Business Services--1.9%
 Earthwatch, Inc.
 Sr. Disc. Notes
 zero coupon due 7/15/07(1)(2)(5)..................         1,750      1,093,750
 URS Corp.
 Sr. Subordinated Notes, Series B
 12.25% due 5/01/09................................         2,000      2,015,000
                                                                    ------------
                                                                       3,108,750
                                                                    ------------

Cable--13.9%
 Adelphia Communications Corp.
 Sr. Notes, Series B
 8.13% due 7/15/03.................................         4,000      3,830,000
 Comcast UK Cable Partners Ltd.
 Sr. Disc. Notes
 zero coupon due 11/15/07(1).......................         1,500      1,425,000
 Diamond Holdings PLC
 Sr. Notes
 9.13% due 2/01/08.................................         2,500      2,393,750
 Echostar DBS Corp.
 Sr. Notes
 9.25% due 2/01/06.................................         4,750      4,607,500
 Mediacom LLC
 Sr. Notes
 7.88% due 2/15/11.................................         1,750      1,509,375
 NTL, Inc.
 Sr. Notes, Series B
 zero coupon due 4/01/08(1)........................         1,500        952,500
 NTL, Inc.
 Sr. Notes
 5.75% due 12/15/09(5).............................           750        767,812

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Cable (continued)
 Telewest Communication PLC
 Sr. Disc. Notes
 zero coupon due 2/01/10(1)(5).....................   $       750   $    420,000
 Telewest Communication PLC
 Sr. Notes
 11.25% due 11/01/08...............................         2,000      2,065,000
 UIH Australia Pacific, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 5/15/06(1)........................         2,500      2,325,000
 United International Holdings, Inc.
 Sr. Disc. Notes, Series B
 zero coupon due 2/15/08(1)........................         4,275      2,885,625
                                                                    ------------
                                                                      23,181,562
                                                                    ------------

Cellular--6.1%
 Airgate PCS, Inc.
 Sr. Subordinated Disc. Notes
 zero coupon due 10/01/09(1)(2)....................           450        245,250
 Alamosa PCS Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 2/15/10(1)........................         1,500        725,625
 Centennial Cellular Operating Co.
 Sr. Subordinated Notes
 10.75% due 12/15/08...............................         3,000      2,940,000
 Dolphin Telecom PLC
 Sr. Disc. Notes, Series B
 zero coupon due 5/15/09(1)........................           750        308,438
 International Wireless Communications
 Sr. Secured Disc. Notes
 zero coupon due 8/15/01(7)........................         3,250        211,250
 Leap Wireless International, Inc.
 Sr. Disc. Notes
 14.50% due 4/15/10(2)(5)..........................         2,250      1,136,250
 McCaw International Ltd.
 Sr. Disc. Notes
 zero coupon due 4/15/07(1)........................         1,750      1,260,000
 Nextel Partners, Inc.
 Sr. Notes
 11.00% due 3/15/10(5).............................         1,500      1,440,000
 Spectrasite Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/10(1)(5).....................         1,850        911,125
 US Unwired, Inc.
 Sr. Subordinated Disc. Notes
 zero coupon due 11/01/09(1)(5)....................         2,000      1,070,000
                                                                    ------------
                                                                      10,247,938
                                                                    ------------

Chemicals--1.8%
 Georgia Gulf Corp.
 Sr. Subordinated Notes
 10.38% due 11/01/07(5)............................         1,175      1,188,219
 Huntsman Corp.
 Sr. Subordinated Notes
 9.38% due 7/01/07(3)(5)...........................         2,000      1,800,000
                                                                    ------------
                                                                       2,988,219
                                                                    ------------

SunAmerica High Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 2000 - (continued)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Consumer Goods--4.1%
 Evenflo Co., Inc.
 Sr. Notes, Series B
 11.75% due 8/15/06................................   $     3,500   $  3,430,000
 Polymer Group, Inc.
 Sr. Subordinated Notes, Series B
 8.75% due 3/01/08.................................         1,250      1,096,875
 Polymer Group, Inc.
 Sr. Subordinated Notes, Series B
 9.00% due 7/01/07.................................         2,560      2,252,800
                                                                    ------------
                                                                       6,779,675
                                                                    ------------
Consumer Services--1.0%
 Allied Waste North America, Inc.
 Sr. Notes, Series B
 7.63% due 1/01/06.................................         2,000      1,685,000
                                                                    ------------
Energy--2.5%
 P&L Coal Holdings Corp.
 Sr. Notes, Series B
 8.88% due 5/15/08.................................         3,000      2,722,500
 Parker Drilling Co.
 Sr. Subordinated Notes
 5.50% due 8/01/04.................................           900        678,375
 Southwest Royalties, Inc.
 Sr. Notes, Series B
 10.50% due 10/15/04...............................         1,250        721,875
                                                                    ------------
                                                                       4,122,750
                                                                    ------------
Energy Services--4.4%
 Gulfmark Offshore, Inc.
 Sr. Notes
 8.75% due 6/01/08.................................         2,000      1,815,000
 Key Energy Services, Inc.
 Sr. Subordinated Notes, Series B
 14.00% due 1/15/09................................         1,500      1,640,625
 R&B Falcon Corp.
 Sr. Notes
 12.25% due 3/15/06................................         2,000      2,142,500
 Western Gas Resources, Inc.
 Sr. Subordinated Notes
 10.00% due 6/15/09................................         1,750      1,789,375
                                                                    ------------
                                                                       7,387,500
                                                                    ------------
Financial Services--2.0%
 Labranche & Company, Inc.
 Sr. Subordinated Notes
 12.00% due 3/01/07(5).............................         2,000      1,972,500
 Western Financial Savings Bank
 Sr. Subordinated Notes
 8.88% due 8/01/07.................................         1,500      1,297,500
                                                                    ------------
                                                                       3,270,000
                                                                    ------------
Food, Beverage & Tobacco--1.9%
 SFC New Holdings, Inc.
 Sr. Notes
 12.13% due 10/01/02...............................         3,250      3,209,375

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Food, Beverage & Tobacco (continued)
 SFC Subordinated, Inc.
 Sr. Subordinated Disc. Debentures
 zero coupon due 12/15/09(1)(6)....................   $       156   $         16
                                                                    ------------
                                                                       3,209,391
                                                                    ------------
Gaming--0.8%
 Capital Gaming International, Inc.
 Sr. Secured Notes
 12.00% due 5/28/01(6).............................             1            600
 Venetian Casino Resort LLC
 Sr. Subordinated Notes
 12.25% due 11/15/04...............................         1,500      1,395,000
                                                                    ------------
                                                                       1,395,600
                                                                    ------------
Health Services--5.4%
 Fresenius Medical Care Capital Trust I
 Sr. Notes
 9.00% due 12/01/06................................         2,000      1,900,000
 Fresenius Medical Care Capital Trust II
 Sr. Notes
 7.88% due 2/01/08.................................         1,250      1,137,500
 Schein Pharmaceutical, Inc.
 Sr. Notes
 9.04% due 12/15/04(3).............................         3,000      2,692,500
 Tenet Healthcare Corp.
 Sr. Notes
 8.00% due 1/15/05.................................         3,500      3,298,750
                                                                    ------------
                                                                       9,028,750
                                                                    ------------

Manufacturing--4.8%
 Filtronic PLC
 Sr. Notes
 10.00% due 12/01/05...............................         2,000      1,960,000
 Pentacon, Inc.
 Sr. Subordinated Notes, Series B
 12.25% due 4/01/09................................         2,200      1,716,000
 Wavetek Corp.
 Sr. Subordinated Notes
 10.13% due 6/15/07................................         4,000      4,370,000
                                                                    ------------
                                                                       8,046,000
                                                                    ------------
Media--1.9%
 Orion Network Systems
 Sr. Disc. Notes
 zero coupon due 1/15/07(1)(2).....................         4,000      1,915,000
 Park-N-View, Inc.
 Sr. Notes, Series B
 13.00% due 5/15/08................................         2,000      1,295,000
                                                                    ------------
                                                                       3,210,000
                                                                    ------------
Metals & Minerals--5.1%
 Acme Metals, Inc.
 Sr. Notes
 12.50% due 8/01/02(7).............................         1,500      1,188,750

SunAmerica High Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 2000 -- (continued)

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Metals & Minerals (continued)
 AK Steel Holding Corp.
 Sr. Notes
 9.13% due 12/15/06................................   $     1,000   $    975,000
 Armco, Inc.
 Sr. Notes
 8.88% due 12/01/08................................         3,000      2,928,750
 Metal Management, Inc.
 Sr. Subordinated Notes
 10.00% due 5/15/08................................         2,500      1,890,625
 Schuff Steel Co.
 Sr. Notes
 10.50% due 6/01/08................................         2,000      1,515,000
                                                                    ------------
                                                                       8,498,125
                                                                    ------------
Telecommunications--19.8%
 AMSC Acquisition Co., Inc.
 Sr. Notes, Series B
 12.25% due 4/01/08................................         1,500      1,185,000
 COLO.COM
 Sr. Notes
 13.88% due 3/15/10(5).............................         1,400      1,414,000
 E.spire Communications, Inc.
 Sr. Disc. Notes
 zero coupon due 11/01/05(1).......................         1,025        562,469
 Global Crossing Holdings Ltd.
 Sr. Notes
 9.50% due 11/15/09(5).............................         1,750      1,680,000
 Globix Corp.
 Sr. Notes
 12.50% due 2/01/10(5).............................         1,375      1,251,250
 GT Group Telecom, Inc.
 Sr. Disc. Notes
 zero coupon due 2/01/10(1)(2)(5)..................         1,500        840,000
 ICG Holdings, Inc.
 Sr. Disc. Notes
 zero coupon due 3/15/07(1)........................         1,500      1,065,000
 ICG Services, Inc.
 Sr. Exchange Disc. Notes
 zero coupon due 5/01/08(1)........................         1,750        951,562
 Intermedia Communications, Inc.
 Sr. Notes, Series B
 9.50% due 3/01/09.................................         3,000      2,775,000
 Mcleodusa, Inc.
 Sr. Disc. Notes
 zero coupon due 3/01/07(1)........................         1,400      1,099,000
 MGC Communications, Inc.
 Sr. Notes
 13.00% due 4/01/10(5).............................         2,250      2,154,375
 Nextlink Communications, Inc.
 Sr. Disc. Notes
 zero coupon due 12/01/09(1)(5)....................         1,000        540,000
 Northpoint Commerce Group, Inc.
 Sr. Notes
 12.88% due 2/15/10(5).............................         1,500      1,331,250
 Orbcomm Global LP/Capital
 Sr. Notes, Series B
 14.00% due 8/15/04................................         1,750      1,579,375

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Telecommunications (continued)
 Primus Telecommunications, Inc.
 Sr. Notes
 12.75% due 10/15/09...............................   $     2,750   $  2,674,375
 PSINet, Inc.
 Sr. Notes
 11.00% due 8/01/09................................         2,500      2,425,000
 PSINet, Inc.
 Sr. Notes
 11.50% due 11/01/08...............................           500        497,500
 Telehub Communications Corp.
 Sr. Discount Notes
 zero coupon due 7/31/05(1)........................         1,500        148,125
 Transtel Pass Through Trust
 Trust Certificates
 12.50% due 11/01/07...............................         1,500        903,750
 Verio, Inc.
 Sr. Notes
 13.50% due 6/15/04................................         1,000      1,075,000
 Vialog Corp.
 Sr. Notes
 12.75% due 11/15/01...............................         1,500      1,125,000
 Viatel, Inc.
 Sr. Disc. Notes
 zero coupon due 4/15/08(1)........................         3,750      2,100,000
 Williams Communication Group, Inc.
 Sr. Notes
 10.88% due 10/01/09...............................         1,250      1,231,250
 Worldwide Fiber, Inc.
 Sr. Notes
 12.50% due 12/15/05...............................         2,500      2,468,750
                                                                    ------------
                                                                      33,077,031
                                                                    ------------
Total Corporate Bonds & Notes
 (cost $151,166,886)...............................                  137,108,791
                                                                    ------------
FOREIGN BONDS & NOTES--6.1%
Broadcasting--0.4%
 Central European Media Enterprises Ltd.
 Sr. Notes
 9.38% due 8/15/04.................................         1,800        733,500
                                                                    ------------
Cable--0.0%
 Australis Holdings Property Ltd.
 Sr. Disc. Notes
 zero coupon due 11/01/02(1)(6)(7).................         1,000         20,000
                                                                    ------------
Cellular--1.0%
 Celcaribe SA
 Sr. Notes
 14.50% due 3/15/04(5).............................           500        424,375
 Occidente Y Caribe Celular SA
 Sr. Disc. Notes, Series B
 zero coupon due 3/15/04(1)........................         2,000      1,290,000
                                                                    ------------
                                                                       1,714,375
                                                                    ------------
Energy Services--2.7%
 Statia Terminals International NV
 Mortgage Notes, Series B
 11.75% due 11/15/03...............................         4,500      4,455,000
                                                                    ------------

SunAmerica High Income Fund
PORTFOLIO OF INVESTMENTS - March 31, 200 - (continued)

                                                       Principal
                                                        Amount
                                                    (in thousands)/    Value
               Security Description                     Shares        (Note 2)

--------------------------------------------------------------------------------
FOREIGN BONDS & NOTES (continued)
Manufacturing--1.0%
 International Utility Structures
 Sr. Subordinated Notes
 10.75% due 2/01/08...............................    $     2,000   $  1,715,000
                                                                    ------------
Paging--0.1%
 Paging Network Do Brasil SA
  Sr. Notes
 13.50% due 6/06/05...............................          1,400        213,500
                                                                    ------------
Shipping--0.3%
 Golden Ocean Group Ltd.
 Sr. Notes
 10.00% due 8/31/01(2)(7).........................          3,400        408,000
                                                                    ------------
Telecommunications--0.6%
 Call-Net Enterprises, Inc.
 Sr. Notes
 8.00% due 8/15/08................................          1,000        727,500
 Poland Telecom Finance BV
 Guaranteed Sr. Notes, Series B
 14.00% due 12/01/07..............................          1,000        290,000
                                                                    ------------
                                                                       1,017,500
                                                                    ------------
Total Foreign Bonds & Notes
 (cost $17,508,737)...............................                    10,276,875
                                                                    ------------
PREFERRED STOCK--7.2%
Cable--2.3%
 CSC Holdings, Inc. 11.13%(4).....................         35,498      3,807,111
                                                                    ------------
Cellular--1.3%
 Nextel Communications, Inc.
 11.13%(4)........................................          2,252      2,212,590
                                                                    ------------
Financial Services--1.0%
 Bankunited Financial Corp. 9.00%.................      2,000,000      1,605,000
                                                                    ------------
Telecommunications--2.6%
 Global Crossings Ltd. 7.00%(5)...................          2,600        631,150
 IXC Communications, Inc.,
  Series B 12.50%.................................          3,000      3,120,000
 MGC Communications, Inc. 7.25%(4)................         10,000        615,000
                                                                    ------------
                                                                       4,366,150
                                                                    ------------
Total Preferred Stock
 (cost $12,162,060)...............................                    11,990,851
                                                                    ------------
COMMON STOCK--0.0%
Gaming--0.0%
 Capital Gaming International,
  Inc.+(6)........................................            241              2
                                                                    ------------
Paging--0.0%
 Paging Do Brazil Holdings Co. LLC,
  Class B+(5)(6)..................................          1,400             14
                                                                    ------------
Telecommunications--0.0%
 Vialog Corp.+....................................         15,132         79,443
                                                                    ------------
Total Common Stock
 (cost $212,451)..................................                        79,459
                                                                    ------------

                                                       Warrants/
                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

WARRANTS--0.3%+
Cable--0.1%
 Knology Holdings, Inc.(5).........................        4,500    $      9,000
 UIH Australia Pacific, Inc.(6)....................        1,000          60,000
                                                                    ------------
                                                                          69,000
                                                                    ------------
Cellular--0.0%
 International Wireless Communications(5)(6).......        3,250               0
 Occidente Y Caribe Celular SA(5)(6)...............        8,000              80
                                                                    ------------
                                                                              80
                                                                    ------------
Energy Services--0.1%
 Key Energy Services, Inc..........................        1,900         171,000
                                                                    ------------

Media--0.0%
 Park-N-View, Inc.(6)..............................        2,000          43,500
                                                                    ------------

Shipping--0.0%
 Golden Ocean Group Ltd............................        2,500              25
                                                                    ------------

Telecommunications--0.1%
 American Mobile Satellite Co.(5)..................        1,500         172,500
 KMC Telecom Holdings, Inc.(5)(6)..................        3,650           9,125
 Poland Telecom Finance BV(2)(5)(6)................        1,000              10
 Telehub Communications Corp.(5)(6)................        1,500              15
                                                                    ------------
                                                                         181,650
                                                                    ------------
Total Warrants
 (cost $357,482)...................................                      465,255
                                                                    ------------
Total Investment Securities--95.7%
 (cost $181,407,616)...............................                  159,921,231
                                                                    ------------
SHORT-TERM SECURITIES--1.5%
Leisure & Tourism--1.5%
 ITT Corp.
 Notes
 6.25% due 11/15/00 (cost $2,469,450)..............     $  2,500       2,461,250
                                                                    ------------
TOTAL INVESTMENTS--
 (cost $183,877,066*)..............................         97.2%    162,382,481
Other assets less liabilities......................          2.8       4,640,230
                                                        --------    ------------
NET ASSETS--                                               100.0%   $167,022,711
                                                        ========    ============

------
*   See Note 5
+   Non-income producing security
(1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(2) Bond issued as part of a unit which includes an equity component
(3) Variable rate security; rate as of March 31, 2000
(4) PIK ("Payment-in-kind") payment made with additional shares in lieu of cash
(5) Resale restricted to qualified institutional buyers
(6) Fair valued security; see Note 2
(7) Bond in default
(8) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security
See Notes to Financial Statements

SunAmerica Tax Exempt Insurance Fund
PORTFOLIO OF INVESTMENTS - March 31, 2000


                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

-------------------------------------------------------------------------------
MUNICIPAL BONDS--97.0%
Alaska--1.1%
 Alaska State Housing Finance Corp., Series A-2,
  7.50% due 12/01/15+..............................     $  895     $    900,110
                                                                   ------------
Arizona--1.7%
 Pima County, Arizona Unified School District
  Number 1, General Obligation,
  7.50% due 7/01/10+...............................      1,200        1,431,792
                                                                   ------------
Arkansas--0.1%
 Arkansas State Development Finance Authority,
  Single Family Mortgage Revenue,
  9.00% due 6/01/14+...............................        125          127,599
                                                                   ------------
California--6.4%
 Anaheim, California Public Financing Authority,
  Revenue, Series A,
  zero coupon due 9/01/18+.........................      1,500          519,615
 California Housing Finance Agency, Revenue, Series
  A,
  5.40% due 8/01/18+...............................      1,000          955,130
 Long Beach, California Harbor Revenue Refunding,
  Series A,
  6.00% due 5/15/17+...............................      1,000        1,061,800
 San Francisco, California City & County
  Redevelopment Agency, Lease Revenue,
  6.75% due 7/01/15+...............................      1,000        1,081,170
 San Jose, California Redevelopment Agency, Tax
  Allocation,
  6.00% due 8/01/11+...............................      1,700        1,850,195
                                                                   ------------
                                                                      5,467,910
                                                                   ------------
Colorado--5.1%
 Highlands Ranch Metropolitan District, Colorado
  General Obligation,
  6.50% due 6/15/09+...............................      1,960        2,166,996
 Jefferson County, Colorado School District R001,
  Refunding,
  6.50% due 12/15/11+..............................      2,000        2,234,960
                                                                   ------------
                                                                      4,401,956
                                                                   ------------
Georgia--3.5%
 Municipal Electric Authority, Georgia Special
  Obligation, Series Y,
  6.40% due 1/01/09+...............................      1,250        1,356,450

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

Georgia (continued)
 Municipal Electric Authority, Georgia Special
  Obligation, Series Y,
  6.40% due 1/01/13+...............................     $1,500     $  1,659,600
                                                                   ------------
                                                                      3,016,050
                                                                   ------------
Idaho--1.0%
 Idaho Housing & Finance Association, Single Family
  Mortgage,
  5.63% due 7/01/15................................        880          872,362
                                                                   ------------
Illinois--13.5%
 Chicago Illinois Board Of Education, General
  Obligation,
  6.75% due 12/01/11+..............................      2,000        2,274,080
 Cook & Du Page Counties, Illinois High School,
  District Number 210, General Obligation,
  zero coupon due 12/01/12+........................      1,600          800,768
 Cook County, Illinois Community College, District
  Number 508,
  7.70% due 12/01/07+..............................      4,000        4,651,600
 Illinois Health Facilities Authority, Lutheran
  General Health Systems,
  7.00% due 4/01/08+...............................      3,400        3,775,258
                                                                   ------------
                                                                     11,501,706
                                                                   ------------
Kentucky--4.4%
 Louisville & Jefferson County, Kentucky Regional
  Airport Authority, Series A,
  6.50% due 7/01/17+...............................      3,500        3,720,990
                                                                   ------------
Louisiana--2.8%
 New Orleans, Louisiana, Revenue Refunding,
  5.50% due 12/01/21+..............................      2,500        2,431,975
                                                                   ------------
Massachusetts--1.1%
 Massachusetts State Housing Finance Agency,
  Insured Rental, Series A,
  6.60% due 7/01/14+...............................        875          905,607
                                                                   ------------
Michigan--3.8%
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local Government Loan,
  zero coupon due 5/01/16+.........................      2,735        1,095,559
 Michigan Municipal Bond Authority, Revenue Capital
  Appreciation, Local Government Loan,
  zero coupon due 5/01/17+.........................      2,875        1,078,959

SunAmerica Tax Exempt Insured Fund
PORTFOLIO OF INVESTMENTS - March 31, 2000 - (continued)

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

-------------------------------------------------------------------------------
MUNICIPAL BONDS (continued)
Michigan (continued)
 Michigan State Hospital Finance Authority,
  Revenue, Series A,
  6.25% due 11/15/14+..............................     $1,000     $  1,062,140
                                                                   ------------
                                                                      3,236,658
                                                                   ------------
Minnesota--2.5%
 Minneapolis & St. Paul
  Minnesota, Metropolitan Airports, Revenue, Series
  B,
  5.63%, due 1/01/14+..............................      2,100        2,125,998
                                                                   ------------
Missouri--7.7%
 Missouri State Housing Development Commission,
  Insured, Single Family Mortgage Revenue,
  9.38% due 4/01/16+...............................         10           10,196
 Sikeston, Missouri Electric, Revenue,
  6.20% due 6/01/10+...............................      6,000        6,542,940
                                                                   ------------
                                                                      6,553,136
                                                                   ------------
Nevada--7.4%
 Clark County, Nevada Public Facilities, General
  Obligation, Series C,
  5.00% due 6/01/24+...............................      1,500        1,325,445
 Nevada Housing Division,
  Single Family Mortgage Revenue, Series A,
  8.63% due 4/01/16+(1)............................      4,945        5,009,681
                                                                   ------------
                                                                      6,335,126
                                                                   ------------
New Jersey--3.2%
 New Jersey State Transportation Trust Fund
  Authority,
  Transportation Systems Revenue, Series B,
  6.50% due 6/15/10+...............................      2,500        2,767,150
                                                                   ------------
New Mexico--0.1%
 New Mexico Mortgage Finance Authority, Single
  Family Mortgage Revenue, Series C,
  8.63% due 7/01/17+...............................         90           90,530
                                                                   ------------
New York--5.2%
 Niagara Falls, New York, General Obligation,
  7.50% due 3/01/13+...............................        445          538,032
 Niagara Falls, New York, General Obligation,
  7.50% due 3/01/14+...............................        555          673,481
 Port Authority of New York & New Jersey Special
  Obligation,
  Revenue, JFK International Air Terminal-6,
  6.25% due 12/01/11+..............................      3,000        3,264,450
                                                                   ------------
                                                                      4,475,963
                                                                   ------------

                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)

North Dakota--0.5%
 North Dakota State Housing Finance Agency,
  Single Family Mortgage Revenue, Series A,
  7.38% due 7/01/17+..............................     $  400     $    400,988
                                                                  ------------
Ohio--5.3%
 Lucas County, Ohio Hospital Revenue,
  St Vincent Medical Center,
  6.50% due 8/15/07+..............................      3,205        3,368,807
 Woodridge, Ohio Local School District, General
  Obligation,
  6.80% due 12/01/14+.............................      1,000        1,158,190
                                                                  ------------
                                                                     4,526,997
                                                                  ------------
Oklahoma--1.9%
 Grand River Dam Authority,
  Oklahoma Revenue Refunding,
  6.25% due 6/01/11+..............................      1,500        1,642,680
                                                                  ------------
Pennsylvania--0.1%
 Pennsylvania Housing Finance Agency, Multi-Family
  Mortgage,
  9.38% due 8/01/28+..............................        120          121,404
                                                                  ------------
Rhode Island--0.4%
 Rhode Island Housing & Mortgage Finance Corp.,
  Revenue,
  8.38% due 10/01/16+.............................        345          345,000
                                                                  ------------
South Dakota--2.7%
 South Dakota St Health & Educational Facilities
  Authority, Revenue,
  6.25% due 7/01/10+..............................      2,120        2,282,710
                                                                  ------------
Texas--13.9%
 Bexar County, Texas Health Facilities Development
  Corp., Hospital Revenue,
  6.75% due 8/15/19+..............................      2,000        2,172,140
 Harris County, Texas Hospital District Mortgage,
  Revenue,
  7.40% due 2/15/10+..............................      2,500        2,811,300
 Houston, Texas Independent School District,
  General Obligation, Series A,
  5.00% due 2/15/19+..............................      5,000        4,539,100
 Houston, Texas Water Conveyance Systems Contract,
  Series J, Certificates of Participation,
  6.13% due 12/15/08+.............................      1,250        1,332,725

SunAmerica Tax Exempt Insured Fund
PORTFOLIO OF INVESTMENTS - March 31, 2000 -- (continued)

                     Principal
     Security          Amount        Value
   Description     (in thousands)   (Note 2)

----------------------------------------------
MUNICIPAL BONDS
 (continued)
Texas (continued)
 San Antonio,
  Texas, Hotel
  Occupancy,
  Revenue,
  zero coupon due
  8/15/17+.......      $2,700     $    991,602
                                  ------------
                                    11,846,867
                                  ------------
Virginia--1.2%
 Virginia State
  Housing
  Development
  Authority,
  Multi-Family,
  Series H,
 5.50% due
  5/01/13........       1,000          991,670
                                  ------------

Washington--0.4%
 Washington State
  Housing Finance
  Commission,
  Multi-Family
  Mortgage
  Revenue, Series
  A,
 9.13% due
  7/01/10+.......         380          383,743
                                  ------------

Total Investment
  Securities--
  97.0%
 (cost
   $79,811,440)                     82,904,677

                                  ------------

SHORT-TERM
 INVESTMENTS--
 1.7%
Texas--1.7%
 North Central
  Texas Health
  Facility
  Development
  Corp., Revenue,
 4.10% due
  4/03/00+
 (cost
  $1,500,000)(1).       1,500        1,500,000
                                  ------------

TOTAL
  INVESTMENTS--
  (cost
  $81,311,440*)..        98.7%      84,404,677
Other assets less
 liabilities.....         1.3        1,091,891
                       ------     ------------
NET ASSETS--.....       100.0%    $ 85,496,568
                       ======     ============

------
* See Note 5
+ All or part of this security is insured by the Government National Mortgage
  Association ("GNMA"), Financial Security Assurance ("FSA"), Federal Housing Administration ("FHA"), Financial Guarantee Insurance Corp. ("FGIC"), Municipal Bond Insurance Association ("MBIA"), Permanent School Fund ("PSF") or American Municipal Bond Assurance Corp. ("AMBAC") ($82,540,645 or 96.5% of Net Assets)
(1) Variable rate security; maturity date reflects next reset date

See Notes to Financial Statements

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 2000

Note 1. Organization

  SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of five different investment series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following Funds: SunAmerica U.S. Government Securities Fund, SunAmerica Federal Securities Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives for each of the Funds are as follows:

  U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by investing primarily in securities of high credit quality and relatively low duration issued or guaranteed by the U.S. government, or any agency or instrumentality thereof.

  Federal Securities Fund seeks current income, with capital appreciation as a secondary objective, by investing primarily in securities of high credit quality and relatively high duration issued or guaranteed by the U.S. government, or any agency or instrumentality thereof, with a significant portion invested in mortgage-backed securities.

  Diversified Income Fund seeks a high level of current income consistent with moderate investment risk, with preservation of capital as a secondary objective.

  High Income Fund seeks maximum current income by investing primarily in high-yield, high-risk corporate bonds generally with relatively low duration.

  Tax Exempt Insured Fund seeks as high a level of current income exempt from federal income taxes as is consistent with preservation of capital.

  Each Fund currently offers three classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Class II shares are offered at net asset value per share plus an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within eighteen months of purchase. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") except that Class B and Class II shares are subject to higher distribution fee rates.

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 2000 - (continued)


Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. The preceding procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Trustees, some other method would more accurately reflect the fair market value of such debt securities in quantities owned by such Fund. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  Repurchase Agreements: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated investment companies. The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 2000 - (continued)


  As of March 31, 2000 the U.S. Government Securities Fund, Federal Securities Fund and Diversified Income Fund had a 2.34%, 1.01% and 0.32% undivided interest, respectively, which represented $6,946,000, $2,995,000 and $963,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

  State Street Bank & Trust Co. Repurchase Agreement, 6.10% dated 3/31/00 in the principal amount of $297,045,000, repurchase price $297,195,998 due 4/03/00, collateralized by $48,355,000 U.S. Treasury Notes 5.00% due 2/28/01, $25,565,000 U.S. Treasury Notes 5.38% due 2/15/01, $25,420,000 U.S.
  Treasury Notes 5.25% due 5/31/01, $25,315,000 U.S. Treasury Notes 5.75% due 10/31/02, $98,575,000 U.S. Treasury Bonds 8.75% due 5/15/17, $25,405,000
  U.S. Treasury Notes 4.00% due 10/31/00 and $25,330,000 U.S. Treasury Notes 5.50% due 12/31/00, approximate aggregate value $303,036,721.

  Securities Transactions, Investment Income, Dividends and Distributions to
  Shareholders: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Funds do not amortize market premiums (except for Tax Exempt Insured Fund) or accrete market discounts (except for Diversified Income Fund and High Income Fund) except original issue discounts for which amortization is required for federal income tax purposes.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

  Expenses common to all funds are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

  Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss and net assets are not affected.

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 2000 - (continued)


  For the year ended March 31, 2000, the following reclassifications arising from book/tax differences were primarily the result of market discount and paydown losses.

                                        Accumulated       Accumulated
                                     Undistributed Net Undistributed Net
                                        Investment         Realized      Paid-In
                                       Income/(Loss)      Gain/(Loss)    Capital
                                     ----------------- ----------------- -------
  U.S. Government Securities Fund...     $(802,498)        $802,498       $--
  Federal Securities Fund...........       (75,592)          75,592        --
  Diversified Income Fund...........           --               --         --
  High Income Fund..................           --               --         --
  Tax Exempt Insured Fund...........            26              (26)       --

  Investment Securities Loaned: During the year ended March 31, 2000, U.S. Government Securities Fund and Federal Securities Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Funds receive cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Funds may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Funds may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 2000 - (continued)


  Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  Mortgage-Backed Dollar Rolls: During the year ended March 31, 2000, the U.S. Government Securities Fund and the Federal Securities Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). The Funds' policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The U.S. Government Securities Fund and the Federal Securities Fund had TBA Rolls outstanding at year-end, which are included in receivable for investments sold and payable for investments purchased in the Statement of Assets and Liabilities.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SAAMCo and its affiliates.

SunAmerica Income Funds
NOTES TO FINANCIAL STATEMENTS - March 31, 2000 - (continued)


  The Funds pay SAAMCo a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                    Management
                                                       Assets          Fees
                                                  ----------------- ----------
   U.S. Government Securities Fund and High
    Income Fund.................................. $0 - $200 million    0.75%
                                                     > $200 million    0.72%
                                                     > $400 million    0.55%
   Federal Securities Fund....................... $0 - $25  million    0.55%
                                                     > $25  million    0.50%
                                                     > $50  million    0.45%
   Diversified Income Fund....................... $0 - $350 million    0.65%
                                                     > $350 million    0.60%
   Tax Exempt Insured Fund....................... $0 - $350 million    0.50%
                                                     > $350 million    0.45%

  For the periods ended March 31, 2000, SAAMCo has agreed to reimburse expenses of $11,439, $12,638, $14,189, $14,981 and $12,777 on Class II of
  the U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund, respectively.

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an affiliate of the Adviser. Each Fund, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans, hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class A, Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class II Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that

SunAmerica Income Funds
NOTES TO FINANCIAL STATEMENTS - March 31, 2000 - (continued)

  each class of shares of each Fund may also pay the Distributor an account maintenance and service fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the periods ended March 31, 2000, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class B and Class II fund shares. SACS has advised the Funds that for the periods ended March 31, 2000, the proceeds received from Class A and Class II sales (and paid out to affiliated and non-affiliated broker-dealers) and Class B and Class II redemptions were as follows:

                                            Class A                   Class B
                             -------------------------------------- ------------
                                                                     Contingent
                              Sales     Affiliated   Non-affiliated   Deferred
                             Charges  Broker-dealers Broker-dealers Sales Charge
                             -------- -------------- -------------- ------------
   U.S. Government Securi-
    ties Fund..............  $ 84,853    $49,148        $ 20,524      $ 95,089
   Federal Securities Fund.    95,420     57,010          24,241        77,090
   Diversified Income Fund.    46,104     25,167          10,207        70,290
   High Income Fund........   289,495     58,490         185,465       316,518
   Tax Exempt Insured Fund.    51,425     21,451          19,549        63,686

                                           Class II                  Class II
                             ------------------------------------- ------------
                                                                    Contingent
                              Sales    Affiliated   Non-affiliated   Deferred
                             Charges Broker-dealers Broker-dealers Sales Charge
                             ------- -------------- -------------- ------------
   U.S. Government
    Securities Fund........  $34,174    $19,005        $15,169       $   202
   Federal Securities Fund.   14,174     11,866          2,308           325
   Diversified Income Fund.   12,506     11,017          1,489           --
   High Income Fund........   96,016     26,726         69,290        12,665
   Tax Exempt Insured Fund.    4,367        940          3,247           --

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the periods ended March 31, 2000 the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service
  Agreement:

SunAmerica Income Funds
NOTES TO FINANCIAL STATEMENTS - March 31, 2000 - (continued)


                                                               Payable At
                                      Expenses               March 31, 2000
                             -------------------------- ------------------------
                             Class A  Class B  Class II Class A Class B Class II
                             -------- -------- -------- ------- ------- --------
   U.S. Government
    Securities Fund........  $327,508 $169,399 $ 2,913  $27,907 $ 8,334  $  155
   Federal Securities Fund.    88,036   54,236   1,403    8,079   4,164     252
   Diversified Income Fund.    65,376   65,510     750    5,733   4,686     213
   High Income Fund........   144,761  229,202  28,348   12,591  17,581   2,358
   Tax Exempt Insured Fund.   162,628   41,204     541   12,785   3,046     102

Note 4. Purchases and Sales of Investment Securities

  The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended March 31, 2000 were as follows:

                                 U.S.
                              Government     Federal   Diversified     High     Tax Exempt
                              Securities   Securities    Income       Income      Insured
                                 Fund         Fund        Fund         Fund        Fund
                             ------------- ----------- ----------- ------------ -----------
   Purchases (excluding
    U.S. government
    securities)............  $         --  $       --  $24,217,484 $224,054,572 $29,800,565
   Sales (excluding U.S.
    government securities).            --          --   35,697,042  249,333,517  41,446,982
   Purchases of U.S.
    government securities..  1,439,662,899 561,036,671  10,888,788          --          --
   Sales of U.S. government
    securities.............  1,489,882,832 560,518,523   6,151,031          --          --

Note 5. Portfolio Securities (Tax Basis)

  The Funds intend to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable and tax exempt) to their shareholders. Therefore, no federal income tax or excise tax provisions are required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                U.S.
                             Government     Federal    Diversified      High      Tax Exempt
                             Securities   Securities     Income        Income       Insured
                                Fund         Fund         Fund          Fund         Fund
                            ------------  -----------  -----------  ------------  -----------
   Cost.................... $215,697,375  $93,723,438  $62,443,418  $184,246,813  $81,312,094
                            ============  ===========  ===========  ============  ===========
   Appreciation............ $    790,800  $   408,428  $   617,133  $  1,753,979  $ 3,266,422
   Depreciation............   (7,118,270)  (1,481,863)  (7,349,377)  (23,618,311)    (173,839)
                            ------------  -----------  -----------  ------------  -----------
   Unrealized appreciation
    (depreciation)--net.... $ (6,327,470) $(1,073,435) $(6,732,244) $(21,864,332) $ 3,092,583
                            ============  ===========  ===========  ============  ===========

SunAmerica Income Funds
NOTES TO FINANCIAL STATEMENTS - March 31, 2000 - (continued)


  At March 31, 2000, U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had capital loss carryforwards of $28,752,971, $766,687, $29,533,536,
  $34,344,180 and $2,332,376, respectively, which were available to the extent provided in regulations and which will expire between 2003-2008. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

  U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had post October 31, 1999 capital loss deferrals of $734,665, $68,907, $2,760,176, $4,816,587 and
  $695,084, respectively.

Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each series were as follows:

                                                     U.S. Government Securities Fund
                  ------------------------------------------------------------------------------------------------------------
                                       Class A                                                Class B
                  -----------------------------------------------------  -----------------------------------------------------
                           For the                     For the                   For the                     For the
                          year ended                 year ended                 year ended                 year ended
                        March 31, 2000             March 31, 1999             March 31, 2000             March 31, 1999
                  ---------------------------  ------------------------  -------------------------  --------------------------
                     Shares        Amount        Shares       Amount       Shares        Amount       Shares        Amount
                  ------------- -------------  ----------  ------------  -----------  ------------  -----------  -------------
Shares sold.....     8,952,098  $  75,324,127   8,264,613  $ 72,464,041    1,913,093  $ 16,144,616    1,305,435  $  11,513,365
Reinvested
 dividends......       574,827      4,824,903     397,809     3,480,635      264,380     2,227,767      539,911      4,723,751
Shares redeemed.    (7,056,436)   (59,082,137) (4,231,931)  (37,087,783) (10,211,456)  (85,944,767) (12,730,947)  (111,542,158)
                  ------------  -------------  ----------  ------------  -----------  ------------  -----------  -------------
Net increase
 (decrease) ....     2,470,489  $  21,066,893   4,430,491  $ 38,856,893   (8,033,983) $(67,572,384) (10,885,601) $ (95,305,042)
                  ============  =============  ==========  ============  ===========  ============  ===========  =============
                  U.S. Government Securities
                             Fund
                  --------------------------
                           Class II
                  ---------------------------
                        For the period
                        June 1, 1999*
                           through
                        March 31, 2000
                  ---------------------------
                     Shares        Amount
                  ------------- -------------
Shares sold.....       520,411  $   4,361,789
Reinvested
 dividends......         6,036         50,475
Shares redeemed.      (417,369)    (3,459,364)
                  ------------  -------------
Net increase....       109,078  $     952,900
                  ============  =============

* Commencement of sale of respective class of shares

SunAmerica Income Funds
NOTES TO FINANCIAL STATEMENTS - March 31, 2000 - (continued)


                                                      Federal Securities Fund
                   -----------------------------------------------------------------------------------------------------
                                      Class A                                             Class B
                   -------------------------------------------------  --------------------------------------------------
                           For the                  For the                   For the                   For the
                         year ended                year ended               year ended                year ended
                       March 31, 2000            March 31, 1999           March 31, 2000            March 31, 1999
                   ------------------------  -----------------------  ------------------------  ------------------------
                     Shares       Amount       Shares      Amount       Shares       Amount       Shares       Amount
                   ----------  ------------  ----------  -----------  ----------  ------------  ----------  ------------
Shares sold.......  2,075,249  $ 21,624,849     973,487  $10,707,321   1,015,469  $ 10,632,909   1,277,925  $ 14,167,962
Reinvested
 dividends........    144,517     1,505,157     222,232    2,436,734      76,513       799,808     144,050     1,582,721
Shares redeemed... (1,333,208)  (13,858,079)   (712,743)  (7,892,874) (1,381,791)  (14,420,366)   (693,466)   (7,686,412)
                   ----------  ------------  ----------  -----------  ----------  ------------  ----------  ------------
Net increase
 (decrease).......    886,558  $  9,271,927     482,976  $ 5,251,181    (289,809) $ (2,987,649)    728,509  $  8,064,271
                   ==========  ============  ==========  ===========  ==========  ============  ==========  ============
                   Federal Securities Fund
                   ------------------------
                          Class II
                   ------------------------
                       For the period
                        June 1, 1999*
                           through
                       March 31, 2000
                   ------------------------
                     Shares       Amount
                   ----------  ------------
Shares sold.......    182,286  $  1,899,598
Reinvested
 dividends........      2,300        23,931
Shares redeemed...    (50,121)     (519,298)
                   ----------  ------------
Net increase......    134,465  $  1,404,231
                   ==========  ============
                                                      Diversified Income Fund
                   -----------------------------------------------------------------------------------------------------
                                      Class A                                             Class B
                   -------------------------------------------------  --------------------------------------------------
                           For the                  For the                   For the                   For the
                         year ended                year ended               year ended                year ended
                       March 31, 2000            March 31, 1999           March 31, 2000            March 31, 1999
                   ------------------------  -----------------------  ------------------------  ------------------------
                     Shares       Amount       Shares      Amount       Shares       Amount       Shares       Amount
                   ----------  ------------  ----------  -----------  ----------  ------------  ----------  ------------
Shares sold.......  2,852,211  $ 10,815,152   3,989,403  $15,974,448   1,159,770  $  4,401,412   1,892,787  $  7,937,250
Reinvested
 dividends........    423,205     1,603,381     365,889    1,490,168     416,385     1,583,197     615,323     2,538,684
Shares redeemed... (2,627,174)   (9,961,131) (2,435,211)  (9,859,556) (4,644,572)  (17,645,412) (6,554,005)  (26,364,632)
                   ----------  ------------  ----------  -----------  ----------  ------------  ----------  ------------
Net increase
 (decrease).......    648,242  $  2,457,402   1,920,081  $ 7,605,060  (3,068,417) $(11,660,803) (4,045,895) $(15,888,698)
                   ==========  ============  ==========  ===========  ==========  ============  ==========  ============
                   Diversified Income Fund
                   ------------------------
                          Class II
                   ------------------------
                       For the period
                        June 1, 1999*
                          through
                       March 31, 2000
                   ------------------------
                     Shares       Amount
                   ----------  ------------
Shares sold.......    395,901  $  1,511,781
Reinvested
 dividends........      6,660        25,132
Shares redeemed...    (22,483)      (86,512)
                   ----------  ------------
Net increase......    380,078  $  1,450,401
                   ==========  ============

* Commencement of sale of respective class of shares

SunAmerica Income Funds
NOTES TO FINANCIAL STATEMENTS - March 31, 2000 - (continued)

                                                          High Income Fund
                  --------------------------------------------------------------------------------------------------------
                                      Class A                                              Class B
                  --------------------------------------------------  ----------------------------------------------------
                          For the                   For the                   For the                    For the
                        year ended                year ended                 year ended                 year ended
                      March 31, 2000            March 31, 1999             March 31, 2000             March 31, 1999
                  ------------------------  ------------------------  -------------------------  -------------------------
                    Shares       Amount       Shares       Amount       Shares        Amount       Shares        Amount
                  ----------  ------------  ----------  ------------  -----------  ------------  -----------  ------------
Shares sold.....   6,048,152  $ 38,286,926   6,086,279  $ 42,445,367    8,810,923  $ 55,949,603   13,399,499  $ 91,660,779
Reinvested
 dividends......     634,192     4,033,854     525,820     3,659,806      826,011     5,274,504      829,858     5,809,350
Shares redeemed.  (6,832,998)  (43,512,831) (3,324,718)  (23,428,228) (13,389,689)  (85,885,750) (11,559,609)  (82,094,160)
                  ----------  ------------  ----------  ------------  -----------  ------------  -----------  ------------
Net increase
 (decrease).....    (150,654) $ (1,192,051)  3,287,381  $ 22,676,945   (3,752,755) $(24,661,643)   2,669,748  $ 15,375,969
                  ==========  ============  ==========  ============  ===========  ============  ===========  ============
                                 High Income Fund
                  --------------------------------------------------
                                     Class II
                  --------------------------------------------------
                          For the                   For the
                        year ended                year ended
                      March 31, 2000            March 31, 1999
                  ------------------------  ------------------------
                    Shares       Amount       Shares       Amount
                  ----------  ------------  ----------  ------------
Shares sold.....   3,704,462  $ 23,505,992   1,554,031  $ 10,802,791
Reinvested
 dividends......      95,689       608,097      38,156       258,431
Shares redeemed.  (3,320,055)  (20,871,362)   (218,224)   (1,519,068)
                  ----------  ------------  ----------  ------------
Net increase....     480,096  $  3,242,727   1,373,963  $  9,542,154
                  ==========  ============  ==========  ============
                                                       Tax Exempt Insured Fund
                  --------------------------------------------------------------------------------------------------------
                                      Class A                                              Class B
                  --------------------------------------------------  ----------------------------------------------------
                          For the                   For the                   For the                    For the
                        year ended                year ended                 year ended                 year ended
                      March 31, 2000            March 31, 1999             March 31, 2000             March 31, 1999
                  ------------------------  ------------------------  -------------------------  -------------------------
                    Shares       Amount       Shares       Amount       Shares        Amount       Shares        Amount
                  ----------  ------------  ----------  ------------  -----------  ------------  -----------  ------------
Shares sold.....     250,692  $  3,125,661     290,778  $  3,833,108      206,798  $  2,569,322      328,049  $  4,319,836
Reinvested
 dividends......     137,926     1,719,934     142,103     1,866,608       29,849       372,813       37,664       494,763
Shares redeemed.  (1,016,431)  (12,619,306) (1,046,604)  (13,732,604)    (578,300)   (7,196,953)    (463,939)   (6,104,868)
                  ----------  ------------  ----------  ------------  -----------  ------------  -----------  ------------
Net decrease....    (627,813) $ (7,773,711)   (613,723) $ (8,032,888)    (341,653) $ (4,254,818)     (98,226) $ (1,290,269)
                  ==========  ============  ==========  ============  ===========  ============  ===========  ============
                    Tax Exempt Insured
                           Fund
                  ------------------------
                         Class II
                  ------------------------
                      For the period
                       June 1, 1999*
                          through
                      March 31, 2000
                  ------------------------
                    Shares       Amount
                  ----------  ------------
Shares sold.....      47,959  $    596,931
Reinvested
 dividends......         631         7,770
Shares redeemed.      (1,940)      (24,382)
                  ----------  ------------
Net increase....      46,650  $    580,319
                  ==========  ============

* Commencement of sale of respective class of shares

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 2000 - (continued)


Note 7. Commitments and Contingencies

  The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and Federal Funds rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per day for the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the year ended March 31, 2000, the High Income Fund had borrowings outstanding for 154 days under the line of credit and incurred $51,025 in interest charges related to these borrowings. The High Income Fund's average amount of debt under the line of credit for the days utilized was $1,945,939 at a weighted average interest of 6.17%.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's Account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of March 31, 2000, U.S. Government Securities Fund, Federal Securities Fund, Diversified Income Fund, High Income Fund and Tax Exempt Insured Fund had accrued $90,646, $11,150, $20,572, $29,730 and $25,199, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the year ended March 31, 2000 expensed $7,180, $1,606, $1,885, $5,276 and $2,839, respectively, for the Retirement
  Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

Note 9. Transactions with Affiliates

  Effective January 1, 1999 SAAMCO, the investment adviser, became a wholly-owned subsidiary of AIG. During the year ended March 31, 2000, the High Income Fund recorded a realized loss and income of $45,866 and $26,166, respectively, on security transactions of Crown Castle International Corp., a subsidiary of AIG.

SunAmerica Income Fund
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of SunAmerica Income Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica U.S. Government Securities Fund, SunAmerica Federal Securities Fund, SunAmerica Diversified Income Fund, SunAmerica High Income Fund and SunAmerica Tax Exempt Insured Fund (constituting SunAmerica Income Funds, hereafter referred to as the "Fund") at March 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
May 10, 2000

SunAmerica Income Fund
SHAREHOLDER INFORMATION (unaudited)


Certain tax information regarding the SunAmerica Income Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable periods ended March 31, 2000. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2000. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2001.

During the year ended March 31, 2000 the Funds paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                      Net          Net           Net      Qualifying % for the
                           Total   Investment  Short-Term     Long-Term      70% Dividends
                         Dividends   Income   Capital gains Capital gains  Received Deduction
                         --------- ---------- ------------- ------------- --------------------
U.S. Government
 Securities Fund
 Class A................   $0.41     $0.41        $--           $--                -- %
U.S. Government
 Securities Fund
 Class B................    0.36      0.36         --            --                --
U.S. Government
 Securities Fund
 Class II...............    0.28      0.28         --            --                --
Federal Securities Fund
 Class A................    0.50      0.50         --            --                --
Federal Securities Fund
 Class B................    0.44      0.44         --            --                --
Federal Securities Fund
 Class II...............    0.34      0.34         --            --                --
Diversified Income Fund
 Class A................    0.38      0.38         --            --               0.56%
Diversified Income Fund
 Class B................    0.36      0.36         --            --               0.56%
Diversified Income Fund
 Class II...............    0.28      0.28         --            --               0.56%
High Income Fund
 Class A................    0.65      0.65         --            --               1.92%
High Income Fund
 Class B................    0.61      0.61         --            --               1.92%
High Income Fund
 Class II...............    0.61      0.61         --            --               1.92%
Tax Exempt Insured Fund
 Class A*...............    0.54      0.54         --            --                --
Tax Exempt Insured Fund
 Class B*...............    0.46      0.46         --            --                --
Tax Exempt Insured Fund
 Class II*..............    0.36      0.36         --            --                --

------
* Tax exempt interest dividends

SunAmerica Income Fund
COMPARISONS: PORTFOLIOS VS. INDEXES

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Income Funds' portfolios to a similar investment in an index. Please note that "inception" as used herein reflects the date a Fund commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Fund which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

U.S. Government Securities Fund

Volatility remained high in the world's financial markets during the annual period due largely to global fears of rising inflation and interest rates in the U.S. For example, U.S. fixed income yields increased in reaction to the Federal Reserve Board's three interest rate hikes in 1999, causing negative returns. Then, in the first quarter of 2000, even with two more rate hikes by the Fed, long-term Treasury yields rallied primarily reflecting the dramatic shrinkage in supply. In such an environment that favored longer-term securities, the defensively-structured, conservative U.S. Government Securities Fund underperformed the Lehman Brothers Government Index. Still, the Fund did outperform its peers for the twelve month period, primarily due to its effective duration and yield curve positioning. The Fund also met its objective of providing current income consistent with relative safety of capital. In a volatile market such as that experienced over this past fiscal year, the Fund continues to provide a way to potentially lower risk in your broader investment portfolio.





                                 [LINE GRAPH]

              U.S. GOVERNMENT                 LEHMAN BROTHERS
          SECURITIES FUND CLASS B             GOVERNMENT INDEX
 6/89             10,000                           10,000
 6/90             10,194                           10,350
 6/91             11,168                           11,399
 6/92             12,098                           12,968
 6/93             12,763                           14,641
 3/94             12,795                           14,611
 3/95             13,215                           15,242
 3/96             14,388                           16,907
 3/97             14,865                           17,633
 3/98             16,173                           19,774
 3/99             16,860                           21,091
 3/00             16,898                           21,617


                        Class A                  Class B       Class II
------------------------------------------------------------------------------
  U.S                           SEC                       SEC
Government       Cumulative   Average     Cumulative     Average    Cumulative
Securities       Traditional    Annual     Traditional    Annual   Traditional
  Fund            Return+      Return       Return+       Return      Return+
------------------------------------------------------------------------------
1  Year Return     0.89%      -3.90%         0.23%        -3.77%        N/A
------------------------------------------------------------------------------
5  Year Return    32.25%       4.72%        27.87%         4.71%        N/A
------------------------------------------------------------------------------
10 Year Return      N/A         N/A         68.98%         5.39%        N/A
------------------------------------------------------------------------------
Since Inception*  36.44%       4.11%       117.13%         5.66%       1.30%
------------------------------------------------------------------------------

  U.S                SEC
Government         Average
Securities          Annual
  Fund              Return
---------------------------
1  Year Return       N/A
---------------------------
5  Year Return       N/A
---------------------------
10 Year Return       N/A
---------------------------
Since Inception*     N/A
---------------------------

+  Traditional returns do not include sales load
*  Inception Date - Class A: 10/1/93; Class B: 3/3/86; Class II: 6/1/99

For the 12 month period ending March 31, 2000, Sun America U.S. Government Securities Class B returned -3.77%, compared to 2.49% for the Lehman Brothers Government Index. (Past performance is no guarantee of future results.)

SunAmerica Income Fund
COMPARISONS: PORTFOLIOS VS. INDEXES -- (continued)


Federal Securities Fund

The Federal Securities Fund ranked #1 of its peers for the three-year period (out of 48 GNMA Funds) and for the five-year period (out of 42 GNMA Funds) ended March 31, 2000, as tracked by Lipper Analytical Services.* For this fiscal year, active duration positioning during the first half and active yield curve positioning during the second half benefited the Fund's performance. Its focus on GNMAs, which are explicitly guaranteed by the U.S. government, was also critical to the Fund's performance. For the year, the Fund underperformed relative to the Salomon Brothers GNMA Index, which is an unmanaged index that tracks performance of the GNMA portion of the U.S. government bond market. Managed for total return, the Fund continues to provide flexibility in a volatile market.









                               [LINE GRAPH]

             SALOMON BROTHERS     FEDERAL SECURITIES
                GNMA INDEX          FUND CLASS B                 LIPPER GNMA
 3/90            10,000               10,000                       10,000
 3/91            11,417               11,278                       11,263
 3/92            12,801               12,470                       12,440
 3/93            14,260               13,476                       13,844
 3/94            14,436               13,356                       13,943
 3/95            15,339               13,865                       14,604
 3/96            17,010               15,270                       16,014
 3/97            18,026               16,005                       16,780
 3/98            19,985               17,852                       18,564
 3/99            21,239               18,857                       19,564
 3/00            21,868               19,149                       19,863

------------------------------------------------------------------------------
                        Class A                  Class B       Class II
------------------------------------------------------------------------------
                                SEC                       SEC
 Federal         Cumulative   Average     Cumulative     Average    Cumulative
Securities       Traditional    Annual     Traditional    Annual   Traditional
  Fund            Return+      Return       Return+       Return      Return+
------------------------------------------------------------------------------
1  Year Return     2.40%      -2.47%         1.55%        -2.45%        N/A
------------------------------------------------------------------------------
5  Year Return    42.79%       6.34%        38.11%         6.36%        N/A
------------------------------------------------------------------------------
10 Year Return     N/A         N/A          91.49%         6.71%        N/A
------------------------------------------------------------------------------
Since Inception*  47.06%       5.39%       250.88%         7.70%       2.72%
------------------------------------------------------------------------------

---------------------------
                     SEC
 Federal           Average
Securities          Annual
  Fund              Return
---------------------------
1  Year Return       N/A
---------------------------
5  Year Return       N/A
---------------------------
10 Year Return       N/A
---------------------------
Since Inception*     N/A
---------------------------

+  Traditional returns do not include sales load.
*  Inception Date - Class A: 10/11/93; Class B: 4/25/83; Class II: 6/1/99

For the 12 month period ending March 31, 2000, SunAmerica Federal Securities Class B returned -2.45%, compared to 2.96% for the Salomon Brothers GNMA Index. (*Past performance is no guarantee of future results.)

SunAmerica Income Fund
COMPARISONS: PORTFOLIOS VS. INDEXES -- (continued)

Diversified Income Fund

The Diversified Income Fund significantly outperformed the Merrill Lynch High Yield Master II Index, the Lehman Brothers Government Index, and the JP Morgan Global Government Bond Index for the twelve months ended March 31, 2000. The Fund's Class B produced an annual return of 8.79% as compared to the indices' returns of -0.98%, 2.49%, and -0.86%, respectively. (Returns do not reflect sales charges.) The Fund also outperformed its peers, ranking #4 out of 117 multi-sector income funds for the one-year period, as tracked by Lipper Analytical Services.* Such strong performance was due primarily to effective security selection in the emerging markets and duration positioning within its U.S. government allocation. Although the Fund has not outperformed the individual indices over the longer term, we believe that over time, a diversified income fund that invests in a variety of fixed income sectors may provide less risk than other single sector, high yield fixed income vehicles.







                                 [LINE GRAPH]

       JP MORGAN GLOBAL   LEHMAN BROTHERS       MERRILL LYNCH       DIVERSIFIED
         GOVERNMENT          GOVERNMENT          HIGH YIELD         INCOME FUND
10/90      10,000              10,000             10,000              10,000
10/91      10,905              10,808             11,699              10,346
10/92      10,886              11,925             13,657              10,362
10/93      12,083              13,491             16,132              11,699
3/94       12,041              12,991             16,088              11,405
3/95       13,495              13,552             17,202              10,782
3/96       14,382              15,032             19,841              12,194
3/97       14,685              15,667             21,932              13,503
3/98       15,942              17,581             25,354              15,544
3/99       17,494              18,752             25,812              14,102
3/00       17,343              19,219             25,560              15,342

                  Class A          Class B                Class II
                  -------          -------                --------
                             SEC                SEC                     SEC
Diversified    Cumulative  Average Cumulative  Average    Cumulative  Average
 Income        Traditional Annual  Traditional Annual     Traditional Annual
  Fund         Return+     Return  Return+     Return       Return+     Return
-------------  ----------- ------- ----------- -------    -----------  --------
1 Year Return    9.49%      4.29%    8.79%      4.79%          N/A        N/A
-------------  ----------- -------  ---------- -------    -----------  --------
5 Year Return    46.73%     6.92%    42.29%     7.01%          N/A        N/A
-------------  ----------- -------  ---------- -------    -----------  --------
Since Inception* 37.21%     4.20%    53.42%     4.87%         7.77%       N/A
-------------------------------------------------------------------------------


+  Traditional returns do not include sales load.
*  Inception Date-Class A: 10/5/93; Class B: 4/6/91; Class II: 6/1/99

   For the 12 month period ending March 31, 2000, SunAmerica Diversified
   Income Class B returned 4.79%, compared to -0.98% for the Merrill Lynch High Master II Index. (*Past performance is no guarantee of future results.)

SunAmerica Income Fund
COMPARISONS: PORTFOLIOS VS. INDEXES -- (continued)


High Income Fund

The High Income Fund outperformed the Merrill Lynch High Yield Master II Index for the twelve months ended March 31, 2000. The Fund's Class A posted a one-year return of 2.04%, as compared to -0.98% for the Index. (Returns do not reflect sales charges.) The Fund also outperformed its peers for the fiscal year, according to Lipper, benefiting from its strong individual security selection, its avoidance of any material impact from defaulted bonds, and its effective sector allocation. Over the past ten years, the high yield bond market has historically outperformed traditional fixed income instruments. Also, high yield returns historically are not highly correlated with interest rates, and so this sector may provide a cushion in volatile markets. While past performance is no guarantee of future results, we continue to believe this sector represents an important component of a well-diversified portfolio.



                                 [LINE GRAPH]

                  MERRILL LYNCH
             HIGH YIELD MASTER II INDEX   HIGH INCOME FUND CLASS A
3/90                 10,000                       9,525
3/91                 11,401                       10,435
3/92                 14,652                       14,106
3/93                 16,969                       16,243
3/94                 18,342                       17,721
3/95                 19,612                       17,205
3/96                 22,622                       19,000
3/97                 25,005                       21,179
3/98                 28,907                       25,430
3/99                 29,429                       23,887
3/00                 29,141                       24,373

------------------------------------------------------------------------------
                        Class A                  Class B       Class II
------------------------------------------------------------------------------
                                SEC                       SEC
  High           Cumulative   Average     Cumulative     Average    Cumulative
 Income          Traditional    Annual     Traditional    Annual   Traditional
  Fund            Return+      Return       Return+       Return      Return+
------------------------------------------------------------------------------
1  Year Return     2.04%      -2.81%         1.25%        -2.75%       1.28%
------------------------------------------------------------------------------
5  Year Return    41.66%       6.18%        37.23%         6.22%        N/A
------------------------------------------------------------------------------
10 Year Return   155.82%       9.32          N/A            N/A         N/A
------------------------------------------------------------------------------
Since Inception* 173.09%       7.34%        35.80%         4.82%      -3.21%
------------------------------------------------------------------------------

---------------------------
                     SEC
  High             Average
 Income             Annual
  Fund              Return
---------------------------
1  Year Return     -0.73%
---------------------------
5  Year Return       N/A
---------------------------
10 Year Return       N/A
---------------------------
Since Inception*   -1.96%
---------------------------

+  Traditional returns do not include sales load.
*  Inception Date - Class A: 9/19/86; Class B: 10/1/93; Class II: 2/2/98

For the 12 month period ending March 31, 2000, SunAmerica High Income Class A returned -2.81% compared to -0.98% for the Merrill Lynch High Yield Master II Index (Past performance is no guarantee of future results.)

SunAmerica Income Fund
NOTES TO FINANCIAL STATEMENTS - March 31, 1999 - (continued)

Tax Exempt Insured Fund

The tax exempt fixed income sector as a whole experienced a challenging fiscal year, producing negative returns. Still, the Tax Exempt Insured Fund outperformed its peers for the twelve months ended March 31, 2000, ranking in the top quartile of all insured muni debt funds (#10 of 48 funds), as tracked by Lipper Analytical Services.* The Fund underperformed the return for the Lehman Brothers Municipal Bond Index, but please note that this is an unmanaged index consisting of municipal bonds that may not be insured as to the timely payment of principal and interest. In contrast, on March 31, 2000, more than 95% of the Fund's holdings were either insured or rated AAA. This Fund continues to be conservatively managed with a long-term focus. Municipal bonds are relatively insulated from international volatility, and intermediate securities offer attractive yield levels in the current environment. In fact, yields on intermediate tax free bonds at the end of the annual period were approximately 83% of the yields of same-duration U.S. Treasuries. On a taxable equivalent basis, this made municipal bond yields particularly attractive for investment.


                                 [LINE GRAPH]

            LEHMAN BROTHERS          TAX EXEMPT INSURED
          MUNICIPAL BOND INDEX          FUND CLASS A
 10/89         10,000                     9,525
 10/90         10,425                     9,836
 10/91         11,694                     10,684
 10/92         12,676                     11,318
 10/93         14,460                     12,445
 3/94          13,832                     11,871
 3/95          14,864                     12,699
 3/96          16,108                     13,635
 3/97          16,989                     14,213
 3/98          18,810                     15,674
 3/99          19,976                     16,386
 3/00          19,960                     16,189

------------------------------------------------------------------------------
                        Class A                  Class B       Class II
------------------------------------------------------------------------------
  Tax                           SEC                       SEC
 Exempt          Cumulative   Average     Cumulative     Average    Cumulative
 Insured         Traditional    Annual     Traditional    Annual   Traditional
  Fund            Return+      Return       Return+       Return      Return+
------------------------------------------------------------------------------
1  Year Return    -1.20%      -5.89%        -1.83%        -5.83%        N/A
------------------------------------------------------------------------------
5  Year Return    27.49%       3.96%        23.31%         3.94%        N/A
------------------------------------------------------------------------------
10 Year Return    69.97%       4.94%         N/A            N/A         N/A
------------------------------------------------------------------------------
Since Inception* 135.24%       5.79%        24.42%         3.46%      -0.76%
------------------------------------------------------------------------------
---------------------------
  Tax                SEC
 Exempt            Average
 Insured            Annual
  Fund              Return
---------------------------
1  Year Return       N/A
---------------------------
5  Year Return       N/A
---------------------------
10 Year Return       N/A
---------------------------
Since Inception*     N/A
---------------------------

+  Traditional returns do not include sales load.
*  Inception Date - Class A: 11/22/85; Class B: 10/4/93; Class II: 6/1/99

For the 12 month period ending March 31, 2000, SunAmerica Tax Exempt Insured Class -5.89%, compared to -0.08% for the Lehman Brothers Municipal Bond Index. (*Past performance is no guarantee of future results.)

                                                            ----------------
       [LOGO]SunAmerica                                        PRSRT STD
             Mutual Funds                                     U.S. POSTAGE
                                                                 PAID
                                                               SunAmerica
           The SunAmerica Center                            ----------------
           733 Third Avenue
           New York, NY 10017-3204


Trustees                                             Investment Adviser                     This report is submitted solely for the
    S. James Coppersmith                               SunAmerica Asset Management Corp.    general information of shareholders of
    Samuel M. Eisenstat                                The SunAmerica Center                the Fund. Distribution of this report to
    Stephen J. Gutman                                  733 Third Avenue                     persons other than shareholders of the
    Peter A. Harbeck                                   New York, NY 10017-3204              Fund is authorized only in connection
    Sebastiano Sterpa                                                                       with a currently effective prospectus,
                                                     Distributor                            setting forth details of the Fund, which
Officers                                               SunAmerica Capital Services, Inc.    must precede or accompany this report.
    Peter A. Harbeck, President                        The SunAmerica Center
    Michael Cheah, Vice President                      733 Third Avenue
    James T. McGrath, Vice President                   New York, NY 10017-3204
    J. Steven Neamtz, Vice President
    John Risner, Vice President                      Shareholder Servicing Agent
    Robert M. Zakem, Secretary                         SunAmerica Fund Services, Inc.
    Peter C. Sutton, Treasurer                         The SunAmerica Center
    Laura Filippone, Assistant Treasurer               733 Third Avenue
    John T. Genoy, Assistant Treasurer                 New York, NY 10017-3204
    Donna M. Handel, Assistant Treasurer
    Cheryl L. Hawthorne, Assistant Treasurer         Custodian and Transfer Agent
    Peter E. Pisapia, Assistant Secretary              State Street Bank and Trust Company
    Abbe P. Stein, Assistant Secretary                 P.O. Box 419572
                                                       Kansas City, MO 64141-6572




Distributed by:
SunAmerica Capital Services, Inc.

AIG Member of American International Group, Inc.

INANN-3/00